Exhibit 10.02

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

CLIFFORD CHANCE US LLP

EXECUTION VERSION

DATED AS OF SEPTEMBER 27, 2023
AMONG

SUNRISE ASSET MANAGEMENT, LLC,
as Borrower,
THE LENDERS PARTY HERETO,
as Lenders,
BNP PARIBAS,
as Administrative Agent,

BANK OF UTAH,
as Security Trustee,

BNP PARIBAS and JSA INTERNATIONAL U.S. HOLDINGS, LLC,
as Lead Arrangers,
and
BNP PARIBAS,
as Sole Structuring Agent

CREDIT AGREEMENT for up to $412,123,800 loans relating to seven Airbus A320-200 and four Boeing 737 MAX 8200 aircraft

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ADMINISTRATIVE SCHEDULE

SCHEDULE I	-	Administrative Schedule
SCHEDULE II	-	Credit Commitment and Commitment Amounts
SCHEDULE III	-	Aircraft
EXHIBIT A	-	Form of Loan Supplement
EXHIBIT B	-	Form of Notice of Borrowing
EXHIBIT C	-	Form of Mortgage
EXHIBIT D	-	Form of Lessee Consent
EXHIBIT E	-	Form of Loan/Commitment Assignment Agreement
EXHIBIT F	-	Form of Allegiant Guarantee Agreement
EXHIBIT G	-	Form of Lessee Guarantee Agreement
EXHIBITS H-1-4	-	Forms of U.S. Tax Compliance Certificates

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THIS CREDIT AGREEMENT (this "Agreement"), dated as of September 27, 2023, is among SUNRISE ASSET MANAGEMENT, LLC, a limited liability company duly organized and validly existing under the laws of Nevada, as borrower (the "Borrower"), each of the Lenders that is a signatory hereto identified under the caption "Lenders" on the signature pages hereto, BNP PARIBAS, as Administrative Agent, and BANK OF UTAH, not in its individual capacity but solely as Security Trustee.
The parties hereto agree as follows:
Article I

DEFINITIONS AND ACCOUNTING MATTERS
Section 1.1Certain Defined Terms. As used herein, the following terms shall have the following meanings:
"A320 Aircraft" shall mean any Airbus model A320-200 Aircraft.
"ABR" shall mean, for any day, a rate per annum equal to [***] shall be effective from and including the effective date of such change in [***], respectively.
"Acceptable Alternate Engine" with respect to any Lease, shall mean an aircraft engine that qualifies under the terms of such Lease to replace an Engine subject to such Lease and to thereby become an "Engine" as defined in such Lease.
"Act" shall mean 49 U.S.C. § 40101 et seq., or any successor or substituted United States legislation.
"Administrative Agent" shall mean BNP Paribas, in its capacity as administrative agent under any of the Basic Documents, or any successor administrative agent.
"Advance Rate" shall mean the Series A Advance Rate or the Series B Advance Rate, as the context may require.
"Affected Financial Institution" shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.
"Affiliate" shall mean, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
"Agent Parties" shall have the meaning specified in Section 12.3.
"Agents" shall mean, collectively, the Administrative Agent and the Security Trustee, and each an "Agent".
"Agreement" shall mean this Credit Agreement, as such agreement may be amended, restated and modified from time to time.
"Agreement Among Lenders" shall mean the Agreement Among Lenders, dated the date hereof, entered into between the Lenders, the Security Trustee, the Administrative Agent, [***].

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"Aircraft" shall mean (i) individually, each Airframe, together with the related Engines, whether or not any of such Engines may at any time of determination be installed on such Airframe or installed on any other airframe, and the Aircraft Documentation in respect thereof and (ii) collectively, all such Aircraft, as listed in Schedule III.
"Aircraft Documentation" shall mean, with respect to each Aircraft, the documents, records, logs and other data maintained in respect of the related Airframe and Engines, pursuant to the terms of the Lease related to such Airframe and Engines.
"Airframe" shall mean (i) each airframe bearing the manufacturer's serial number and registration and nationality mark as specified in the applicable Mortgage Supplement; and (ii) any and all associated Parts related to such Airframe.
"Allegiant Guarantee Agreement" shall mean the Allegiant Guarantee Agreement, dated as of the date hereof, between the Borrower Parent and the Security Trustee in the form of Exhibit F.
"AML Laws" shall mean all laws, rules and regulations (including any applicable record-keeping and reporting requirements thereunder) concerning or relating to anti-money laundering and/or anti-terrorism financing (x) enacted, imposed, administered or enforced from time to time by the United States or any other governmental authority having jurisdiction over any Obligor or its subsidiaries or (y) from time to time applicable to the Aircraft and/or its operation.
"Anti-Corruption Laws" shall mean all laws, rules and regulations (including any applicable record-keeping and reporting requirements thereunder) concerning or relating to bribery or corruption (x) enacted, imposed, administered or enforced from time to time by the United States or any other governmental authority having jurisdiction over any Obligor or its subsidiaries or (y) from time to time applicable to the Aircraft and/or its operation.
"Applicable Law" shall mean all applicable laws, treaties, judgments, decrees, injunctions, writs, actions and orders of any court, governmental agency or authority and all applicable rules, guidelines, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority and all applicable interpretations thereof.
"Applicable Lending Office" shall mean, for each Lender, the office of such Lender (or of an Affiliate of such Lender) at which its Loans are to be made and maintained.
"Applicable Margin" shall mean, for each Loan Series, the Applicable Margin specified in the Loan Series Supplement for that Loan Series.
"Appraised Value" shall mean, for each Aircraft, the amount set forth in Schedule III.
"Arrangers" shall mean BNP Paribas and JSA International U.S. Holdings, LLC, in their capacity as lead arrangers.
"Audited Financial Statements" shall mean the audited consolidated balance sheet of the Borrower Parent and its Subsidiaries for the fiscal year ended December 31, 2022 and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Borrower Parent and its Subsidiaries.
"Available Tenor" shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such

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Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date.
"Bail-In Action" shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
"Bail-In Legislation" shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
"Balloon Amount" shall mean [***].
"Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978.
"Basel III" shall mean the papers of the Basel Committee on Banking Supervision titled "Basel III: A global regulatory framework for more resilient banks and banking systems" dated December 2010 (revised June 2011), and "Basel III: The Liquidity Coverage Ratio and liquidity risk monitoring tools" dated January 2013, in each case together with any amendments thereto.
"Basic Documents" shall mean, collectively, this Agreement, the Loan Supplements, the Allegiant Guarantee Agreement, the Lessee Guarantee Agreement, any Lease, each Lessee Consent, each Notice of Borrowing, each Fee Letter, each Loan Series Supplement, the Security Documents and any other agreement, document or instrument entered into by an Obligor pursuant to any of the foregoing and identifying itself as a Basic Document and to the extent "Basic Documents" are referenced in any of the Basic Documents, it shall mean and refer only to such Basic Documents to which such parties thereto are party.
"Benchmark" shall mean, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then "Benchmark" shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.4(a).
"Benchmark Replacement" shall mean, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(a)    Daily Simple SOFR; or
(b)     the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.

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If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Basic Documents.
"Benchmark Replacement Adjustment" shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
"Benchmark Replacement Date" shall mean a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:
(a)    in the case of clause (a) or (b) of the definition of "Benchmark Transition Event," the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or
(b)    in the case of clause (c) of the definition of "Benchmark Transition Event," the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, if such Benchmark is a term rate, the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
"Benchmark Transition Event" shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

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(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or
(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, if such Benchmark is a term rate, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
"Benchmark Unavailability Period" shall mean, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Basic Document in accordance with Section 3.4 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Basic Document in accordance with Section 3.4.
"Beneficial Ownership Certification" shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
"Beneficial Ownership Regulation" shall mean 31 C.F.R. § 1010.230.
"Bill of Sale" shall mean, with respect to any applicable Aircraft, the long-form warranty bill of sale evidencing the sale of such Aircraft (including identifying the Airframe and Engines by serial number) from the respective seller to the Borrower. If the context shall permit, for an Aircraft, "Bill of Sale" shall also include the related FAA Bill of Sale.
"Boeing" shall mean The Boeing Company, a Delaware corporation.
"Borrower" is defined in the introductory paragraph of this Agreement.
"Borrower Parent" shall mean Allegiant Travel Company, a company duly organized and validly existing under the laws of Nevada.
"Breakage Loss" shall mean amounts payable pursuant to Section 5.2.

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"Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which commercial banks are authorized or required to close in New York, New York or Las Vegas, Nevada.
"Cape Town Convention" shall mean the Convention on International Interests in Mobile Equipment, as supplemented by the Protocol and as adopted in any applicable jurisdiction.
"Casualty Proceeds" shall mean any payment to an Obligor in connection with or related to an Event of Loss but excludes payments for any loss or damage to the Aircraft or any part thereof which does not constitute an Event of Loss.
"Change in Law" shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued, and any such Change in Law based on Basel III shall be determined to be adopted only when the national banking supervisory authorities, or other relevant administrative or legislative bodies having jurisdiction or regulatory authority over the Lenders, adopt any such Change in Law based on Basel III in a jurisdiction applicable to the Lenders.
"Change of Control" shall occur if the Borrower Parent shall not legally and beneficially own one hundred percent (100%) of the ownership interests of, and Control, the Borrower and the Lessee.
"Chattel Paper" shall have the meaning assigned to such term in Section 9-102 of the UCC.
"Code" shall mean the Internal Revenue Code of 1986, as amended (including any successor thereto).
"Collateral" shall mean the "Collateral" under, and as defined in, any Security Document.
"Collection Account" shall mean any deposit or securities account maintained in accordance with Section 2.6 of the Mortgage into which Collections shall be deposited.
"Collections" shall mean, in respect of an Aircraft, all payments actually received by the Borrower or an Obligor with respect to such Aircraft or any items of Collateral which constitute Casualty Proceeds and Sales Proceeds, and during the existence and the continuance of an Event of Default, Scheduled Payments, but in all cases excluding Excluded Payments.
"Conforming Changes" shall mean, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "ABR," the definition of "Business Day," the definition of "U.S. Government

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Securities Business Day," the definition of "Interest Period" or any similar or analogous definition (or the addition of a concept of "interest period"), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment notices, the applicability and length of lookback periods, the applicability of Section 5.2(a) and other technical, administrative or operational matters) that the Administrative Agent (in consultation with Borrower) decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Basic Documents).
"Connection Income Taxes" shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
"Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings analogous thereto.
"Credit Commitment" shall mean, for each Lender, the obligation of such Lender to make Loans of each Loan Series in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender in Schedule II for such Loan Series (as the same may be varied in accordance with any assignment of Credit Commitments pursuant to Section 12.7(b)). The original aggregate amount of the Credit Commitments for all Aircraft is $412,123,800.
"Credit Commitment Percentage" means, with respect to each Lender and any Loan Series at any time, the percentage of the Credit Commitment of such Lender set forth opposite the name of such Lender on Schedule II under the caption "Credit Commitment Percentage" for such Loan Series, as increased or decreased from time to time to reflect any assignments and/or transfers by or to such Lender.
"Credit Termination Date" shall mean the earliest of (a) the date that Loans in respect of all Aircraft have been disbursed hereunder; (b) the occurrence of an Event of Default; or (c) the date which is 9 months after the date of this Agreement (or such later date as may be agreed by the Administrative Agent (acting on the instructions of all the Lenders)).
"CTA" shall mean the Aircraft Lease Common Terms Agreement, dated as of the date hereof, between the Borrower and Lessee.
"Daily Simple SOFR" shall mean, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining "Daily Simple SOFR" for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
"Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

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"Disposition" shall mean any sale, assignment, transfer or other disposition of an Aircraft (and related Collateral), other than the leasing thereof to the Lessee under a Lease.
"Dollars" and "$" shall mean lawful money of the United States of America.
"Drawing" shall mean the borrowing of a Loan or Loans on any particular Drawing Date.
"Drawing Date" shall mean, in respect of any Aircraft, the date on which the Loan for such Aircraft is borrowed hereunder.
"EEA Financial Institution" shall mean (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
"EEA Member Country" shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority" shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
"Effective Date" shall mean the date on which the conditions specified in Section 7.1 shall be satisfied but in no event later than the Credit Termination Date.
"Engine" shall mean, with respect to any Aircraft, (i) each of the engines, identified by manufacturer's model and serial number as specified in the applicable Mortgage Supplement, whether or not attached to the Airframe related thereto or any other airframe, or (ii) an Acceptable Alternate Engine, together in each case with any and all Parts incorporated or installed in or attached to such engine.
"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
"ERISA Affiliate" shall mean any trade or business (whether or not incorporated) under common control with any Obligor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA).
"ERISA Event" shall mean (a) a Reportable Event with respect to a Pension Plan; (b) the failure by any Obligor or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules or the filing of an application for the waiver of the minimum funding standards under the Pension Funding Rules; (c) the incurrence by any Obligor or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations with respect to a Pension Plan within the meaning of Section 4062(e) of ERISA; (d) a complete or partial withdrawal by any Obligor or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Title IV of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is in at-risk status

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(within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligor or any ERISA Affiliate; (j) the engagement by any Obligor or any ERISA Affiliate in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (k) the imposition of a lien upon any Obligor pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that could result in the posting of bond or security under Section 436(f)(1) of the Code.
"EU Bail-In Legislation Schedule" shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
"Event of Default" is defined in Article X.
"Event of Loss", in respect of an Aircraft, shall have the meaning ascribed to the term "Event of Loss" (or like term) in the Lease applicable thereto. An Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe which is a part of such Aircraft. An Event of Loss of an Engine or the Engines, without an Event of Loss having occurred with respect to the related Airframe, shall not constitute an Event of Loss with respect to the Aircraft of which such Engine(s) is/are a part.
"Excluded Payments" shall mean, with respect to any Aircraft and the related Lease, (i) indemnity or similar payments (whether or not payable as supplemental rent) paid or payable (A) by the Lessee under such Lease or related documents to the indemnitee or other payee entitled thereto pursuant to such Lease , or (B) by the respective seller to the indemnitee or other payee entitled thereto under any Bill of Sale, (ii) proceeds of public liability insurance in respect of such Aircraft payable as a result of insurance claims made, or losses suffered, by the indemnitee or payee entitled thereto, (iii) proceeds of insurance maintained with respect to such Aircraft by the Lessee or any Affiliate of the Lessee and not required under the related Lease or under this Agreement or any other Basic Document, but only to the extent that such insurance proceeds are not necessary to restore the value of the Collateral, (iv) any interest paid or payable on any amounts described in clauses (i) through (iii) of this definition, and (v) the proceeds from the enforcement by the Borrower or other indemnitee or payee of the payment of any amount described in clauses (i) through (iv) of this definition.
"Excluded Taxes" shall mean, with respect to any Loan Party or any other recipient of any payment to be made by or on account of any obligation of any Obligor under any Basic Document, (a) any Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes in each such case (i) imposed on such Person by any jurisdiction (or any political subdivision thereof) in which such Person is organized, or in which such Person's principal office or Applicable Lending Office is located, or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any withholding Taxes imposed on amounts payable under the Basic Documents to or for the account of such Lender with respect to an applicable interest in a Loan or Credit Commitment pursuant to a law in effect (i) on the date such Lender acquires such interest in the Loan or Credit Commitment or (ii) on the date on which such Lender changes its lending office except to the extent that, pursuant to Section 5.3 hereof, amounts with respect to such Taxes were payable to such Lender immediately prior to the date of such change in lending office, (c) Taxes attributable to a Loan Party’s failure to comply with Section 5.3(f), and (d) any withholding Taxes imposed under FATCA.
"FAA" shall mean the Federal Aviation Administration of the United States of America or any successor organization thereto.

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"FAA Bill of Sale" shall mean, with respect to any applicable Aircraft, the AC Form 8050-2 Bill of Sale for such Aircraft executed by the respective seller in favor of the Borrower.
"FATCA" shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
"Federal Aviation Act" shall mean Subtitle VII of Title 49 of the United States Code, as amended.
"Federal Funds Rate" shall mean, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day's Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%.
"Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System of the United States.
"Fee Letter" shall mean each or any as the context may require of (a) the email confirmation dated September 1, 2023 between the Borrower and the Security Trustee; (b) the administrative agent fee letter dated as of the date hereof between the Borrower and the Administrative Agent; and (c) the structuring fee letter dated as of September 12, 2023 between each of the Obligors and the Structuring Agent.
"Financial Officer" shall mean, as to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.
"Fixed Rate" shall mean, in relation to any Loan, the fixed rate of interest (including the Applicable Margin) applicable to that Loan determined in accordance with Section 3.2(b).
"Fixed Rate Loan" shall mean a Loan which bears interest at a Fixed Rate.
"Fixed Rate Period" shall mean, in relation to any Loan, the period commencing on the Drawing Date for such Loan and ending on the Maturity Date for such Loan.
"Floating Rate" shall mean, in relation to any Loan, the floating rate of interest applicable to that Loan determined in accordance with Section 3.2(a)(i).
"Floating Rate Loan" shall mean a Loan which bears interest at a Floating Rate.
"Floor" shall mean a rate of interest equal to 0% .
"Foreign Lender" shall mean any Lender that is not a U.S. Person.
"Foreign Plan" shall mean any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any Subsidiary with respect to employees employed outside the United States (other than any governmental arrangement).

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"GAAP" shall mean, unless the context may otherwise require, generally accepted accounting principles of the United States.
"Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision of any thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
"Guaranteed Obligations" is defined in the Allegiant Guarantee Agreement or the Lessee Guarantee Agreement, as applicable.
"Increased Costs Payment" shall have the meaning specified in Section 5.1(a)
"Indemnified Taxes" shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Obligor to a Loan Party under any Basic Document and (b) to the extent not otherwise described in (a), Other Taxes.
"Insolvency Proceeding" shall mean any suit in equity, action at law, or other judicial or administrative proceeding under any applicable insolvency law, including Chapter 7 or 11 of the Bankruptcy Code, seeking liquidation, reorganization, winding up or other relief with respect to any Person or its debts.
"Interest Period" shall mean, with respect to any Loan, each period commencing on the Drawing Date for such Loan or the last day of the next preceding Interest Period for such Loan and ending on the next following Payment Date for such Loan.
"International Registry" is defined in the Cape Town Convention.
"IRS" shall mean the United States Internal Revenue Service.
"Lease" shall mean, in respect of an Aircraft, the Aircraft Specific Lease Agreement between the Borrower and the Lessee, incorporating the CTA, as amended, supplemented and modified from time to time, pursuant to which Borrower leases such Aircraft to the Lessee as specified in the applicable Mortgage Supplement.
"Lease Event of Default" shall mean any default under a Lease which, through the giving of notice, the passage of time or otherwise, has become an "event of default" or similar term (as defined and used in such Lease) thereunder.
"Lenders" shall mean the Series A Lenders and the Series B Lenders.
"Lessee" shall mean Allegiant Air, LLC.
"Lessee Consent" shall mean, with respect to each Lease, a Lessee Consent substantially in the form of Exhibit D or such other form reasonably satisfactory to the Security Trustee, with appropriate insertions and with such other changes as (i) may be recommended by local counsel in the State of Registration (including as to governing law and language) or (ii) may be reasonably requested by the Security Trustee.
"Lessee Guarantee Agreement" shall mean the Lessee Guarantee Agreement, dated as of the date hereof, between the Lessee and the Security Trustee in the form of Exhibit G.

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"Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Basic Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a seller or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.
"Loan Parties" shall mean the Administrative Agent, the Security Trustee, the Arrangers, the Structuring Agent and the Lenders.
"Loans" shall mean the Series A Loans and the Series B Loans.
"Loan Series Supplement" shall mean, in respect of each Loan Series, a supplement to this Agreement entered into on the date hereof between the Lenders of such Loan Series, the Administrative Agent and the Borrower.
"Loan Series" shall mean the Series A Loans or the Series B Loans, as the context may require.
"Loan Supplement" shall mean, for each Loan, the Loan Supplement to this Agreement relating to such Loan, which will be substantially in the form of Exhibit A hereto.
"Loan/Commitment Assignment Agreement" shall mean an assignment and assumption entered into by a Lender and an assignee Lender, and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.
"Loss Proceeds" shall mean, as relates to any Event of Loss, the agreed value or stipulated loss value (or comparable value) payable by the applicable insurer, reinsurer, contingent insurer or the Lessee, as the case may be, to an Obligor or the Security Trustee as a consequence of such Event of Loss.
"Margin Stock" shall mean "margin stock" within the meaning of Regulations T, U and X.
"Market Disruption Event" is defined in Section 3.3.
"Material Adverse Effect" shall mean any circumstance or event that (i) could reasonably be expected to have a material adverse effect on the validity or enforceability of the Credit Commitments or, if the Credit Commitments shall have been terminated, the Loans, (ii) could reasonably be expected to materially impair the ability of any Obligor to perform its obligations under any Basic Document or (iii) could reasonably be expected to materially impair the ability of any Loan Party to enforce rights or remedies under this Agreement, the Mortgage, any other Security Document and/or the Allegiant Guarantee Agreement or the Lessee Guarantee Agreement.
"Material Default" shall mean a Default under clause (a), (g) or (h) of Article X.
"Maturity Date" shall mean (a) in respect of the Loan relating to any MAX Aircraft, the 12th anniversary of the Drawing Date for the Loans relating to such Aircraft and (b) in respect of the Loan relating to any A320 Aircraft, the 8th anniversary of the Drawing Date for the Loans relating to such Aircraft; provided that in each case, if such date is not a Business Day, the Maturity Date shall be the first preceding Business Day.

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"MAX Aircraft" shall mean any Boeing model 737 MAX 8200 Aircraft.
"Moody's" shall mean Moody's Investors Service, Inc.
"Mortgage" shall mean the Mortgage and Security Agreement, substantially in the form of Exhibit C, dated as of the date hereof, by the Borrower and the Security Trustee.
"Mortgage Filing" shall mean, in respect of any Aircraft, the execution and delivery by the Borrower of the Security Documents granting a perfected first-priority lien of record on such Aircraft, and the filing thereof in the appropriate filing office in the applicable jurisdiction so as to perfect the Security Trustee's lien thereon (being the FAA aircraft registry in the case of an Aircraft being under U.S. registration), and the registrations with respect to such Aircraft at the International Registry to reflect the international interests (as defined in the Cape Town Convention) of the Security Trustee therein.
"Mortgage Supplement" shall mean the supplement, substantially in the form of Exhibit A to the Mortgage, executed and delivered by the Borrower, pursuant to which the Borrower grants a security interest in, among other things, each Aircraft and the Leases.
"Multiemployer Plan" shall mean any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Obligor or any ERISA Affiliate makes or is obligated to make contributions, during the preceding five plan years has made or been obligated to make contributions, or has any liability.
"Multiple Employer Plan" shall mean a Plan with respect to which any Obligor or any ERISA Affiliate is a contributing sponsor, and that has two or more contributing sponsors at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
"Notice Date" shall have the meaning specified in Section 11.8.
"Notice of Borrowing" shall mean, for any Drawing, a notice from the Borrower in substantially the form of Exhibit B, duly completed, that shall, among other things, identify the aggregate amount of the Drawing sought, the Business Day on which such Drawing is to be made, the initial Interest Period therefor, the Loan Series of each Loan comprised in such Drawing, whether each Loan comprised in such Drawing is to be a Fixed Rate Loan or a Floating Rate Loan, the Aircraft to which each Loan comprised in such Drawing relates, and the account to which such Drawing shall be wired.
"Notice of Default" is defined in Section 11.3.
"Obligations" has the meaning given to such term in the Mortgage.
"Obligor" or "Obligors" shall mean each of the Borrower Parent, the Borrower and the Lessee.
"Other Connection Taxes" shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Basic Document, or sold or assigned an interest in any Loan or Basic Document).

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"Other Taxes" shall mean all present or future transfer, stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Basic Document or any documents referred to herein or therein (or the transactions contemplated thereby), except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
"Participant" is defined in Section 12.7(b).
"Participant Register" shall have the meaning set forth in Section 12.7(c).
"Parts" shall mean all appliances, parts, instruments, appurtenances, accessories, furnishings, racks and other equipment of whatever nature that at any time of determination are incorporated or installed in or on any Aircraft or are removed therefrom so long as not permanently replaced in accordance with the associated Lease. For the avoidance of doubt, "Parts" does not include complete Engines or engines and does not include spare parts or parts associated with airframes and engines that are not Airframes and Engines.
"PATRIOT Act" shall mean the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
"Payment Date" shall mean, for any Loan, each quarterly anniversary of the Drawing Date specified in the Notice of Borrowing for such Loan, as reflected in Schedule I to the relevant Loan Supplement; provided that (i) if any Payment Date would fall on a day other than a Business Day, such Payment Date shall instead be the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Payment Date shall be the next preceding Business Day, (ii) if any Payment Date would fall on a day of a calendar month which does not numerically exist, such Payment Date shall instead be the last Business Day of such calendar month, and (iii) the Maturity Date for such Loan shall be its final Payment Date.
"PBGC" shall mean the Pension Benefit Guaranty Corporation.
"Pension Funding Rules" shall mean the rules of the Code and ERISA regarding minimum funding standards and minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.
"Pension Plan" shall mean any employee pension benefit plan (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is maintained or is contributed to by any Obligor or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.
"Perfection Action" shall mean (i) in the case of any Lease, the actions required to perfect the Security Trustee's interest in such Lease as set forth in Section 7.2(j), and (ii) in the case of any Aircraft, the actions required to perfect the Security Trustee's interest in such Aircraft (which, in respect of an Aircraft registered with the FAA, shall be as set forth in Section 7.2(j)).
"Periodic Term SOFR Determination Day" shall have the meaning specified in the definition of "Term SOFR".
"Permitted Investments" shall mean:
[***]

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"Permitted Lien" shall mean any Lien permitted by Section 9.7.
"Person" shall mean any individual, partnership, corporation, company, business trust, joint stock company, trust, association, joint venture or governmental authority or other entity.
"Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of any Obligor or any Subsidiary thereof, or any such plan to which any Obligor or any Subsidiary thereof is required to contribute on behalf of any of its employees or with respect to which any Obligor has any liability.
"Platform" shall mean Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system.
"Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Agreement or any other Basic Document that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to [***] plus the applicable Fixed Rate or Floating Rate for such Loan (or, if the overdue amount does not relate to a specific Loan, the highest then applicable Fixed Rate or Floating Rate of any Loan then outstanding).
"Prepayment Fee" shall mean a premium calculated by multiplying the applicable percentage below by the amount prepaid:

Date of Prepayment	Prepayment Premium applicable to Series A Loans	Prepayment Premium applicable to Series B Loans
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
"Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
"Protocol" shall mean the Protocol to the Cape Town Convention on matters specific to Aircraft Equipment dated November 16, 2001.
"Recipient" shall mean (a) any Agent, (b) any Lender or (c) any other Loan Party, as applicable.

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"Register" shall have the meaning set forth in Section 2.2(a).
"Regulations D, T, U and X" shall mean, respectively, Regulations D, T, U and X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
"Related Parties" shall mean, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person's Affiliates.
"Relevant Governmental Body" shall mean the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.
"Rent" shall mean the basic, periodic rent and maintenance reserves, if applicable, payable under any Lease.
"Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.
"Required Lenders" shall mean, as of any date of the determination thereof, the holders of [***] the outstanding principal amount of all Loans. For all purposes of the foregoing definition, in determining as of any date the then aggregate outstanding principal amount of any Loan, there shall be excluded the portion of such Loan, if any, held by the Borrower Parent or any Affiliate thereof.
"Resolution Authority" shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
"S&P" shall mean S&P Global Ratings, a division of S&P Global.
"Sales Proceeds" shall mean the gross proceeds of the sale or other disposition of an Aircraft received by, or on behalf of, the Borrower in respect of such Aircraft, less commissions, administrative fees, legal expenses, handling charges, filing fees or other amounts paid or to be paid to third parties in connection with such sale or other disposition.
"Sanctioned Country" shall mean, at any time, a country or territory which is, or whose government is, the subject or target of any Sanctions broadly restricting or prohibiting dealings with such country, territory or government.
"Sanctioned Person" shall mean, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated or identified Persons maintained by a Sanctions Authority, (b) any Person located, organized or resident in, or any governmental authority or instrumentality of, a Sanctioned Country or (c) any Person 25% or more directly or indirectly owned by, controlled by, or acting for the benefit or on behalf of, any Person described in clauses (a) or (b) hereof.
"Sanctions" shall mean any economic or financial sanctions or trade embargoes or restrictive measures (x) enacted, imposed, administered or enforced from time to time by the United States (including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the U.S. Department of Commerce) or any other governmental authority having jurisdiction over any Obligor or its subsidiaries or (y) from time to time applicable to the Aircraft and/or its operation.

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"Sanctions Authority" shall mean any governmental authority which enacts, imposes, administers or enforces Sanctions from time to time.
"Scheduled Payment" shall mean, with respect to any Lease, the regularly scheduled monthly Rent payments to be paid by the Lessee pursuant to the terms of such Lease.
"SEC" shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
"Secured Parties" means the Administrative Agent, the Security Trustee, each Lender and any other Person to whom the Obligations exist from time to time.
"Security Documents" shall mean, collectively, the Mortgage and each Mortgage Supplement, the Lessee Consent and any other agreement, document or instrument entered into or delivered by the Borrower pursuant to any of the foregoing and identifying itself as a Security Document.
"Security Trustee" shall mean Bank of Utah, not in its individual capacity but solely in its capacity as security trustee and agent for the Loan Parties under any of the Basic Documents, or any successor security trustee.
"Series A Advance Rate" shall mean (a) for each MAX Aircraft, [***]; and (b) for each A320 Aircraft, [***].
"Series A Lenders" shall mean the Persons listed as "Series A Lenders" on Schedule II and any other Person that shall have become party hereto as a Series A Lender pursuant to a Loan/Commitment Assignment Agreement, other than any such Person that ceases to be a party hereto as a Series A Lender pursuant to a Loan/Commitment Assignment Agreement.
"Series A Loans" shall mean each loan made by a Series A Lender to the Borrower pursuant to this Agreement which was specified in the relevant Notice of Borrowing as a "Series A Loan".
"Series B Advance Rate" shall mean (a) for each MAX Aircraft, [***]; and (b) for each A320 Aircraft, [***].
"Series B Lenders" shall mean the Persons listed as "Series B Lenders" on Schedule II and any other Person that shall have become party hereto as a Series B Lender pursuant to a Loan/Commitment Assignment Agreement, other than any such Person that ceases to be a party hereto as a Series B Lender pursuant to a Loan/Commitment Assignment Agreement.
"Series B Loans" shall mean each loan made by a Series B Lender to the Borrower pursuant to this Agreement which was specified in the relevant Notice of Borrowing as a "Series B Loan".
"SOFR" shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
"SOFR Administrator" shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
"Specified Default" has the meaning given to such term in each Lease.
"State of Registration" shall mean the United States.

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"Structuring Agent" shall mean BNP Paribas, in its capacity as sole structuring agent.
"Subsidiary" shall mean, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture, association or limited liability company or (c) the beneficial interest in such trust or estate is at the time of determination directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries.
"Swap" shall mean, in relation to a Loan, an interest rate swap between a Lender and a counterparty or a notional interest rate swap which a Lender shall be deemed to have entered into on the date of establishment of the Fixed Rate for such Loan, in accordance with Section 3.2(b), governed by the Swap Form, the provisions of which provide, or would provide, among other things, for the exchange on each Payment Date for such Loan during the Fixed Rate Period therefor of:
(a)    the applicable SOFR plus the Applicable Margin, calculated on an actual over 360-day basis, on a notional amount equal to the principal amount of the relevant Loan scheduled to be outstanding the first day of the Interest Period for that Loan ending on such Payment Date (such amount to be paid by the swap counterparty or which amount would be paid thereby had an interest rate swap actually been entered into); with
(b)    a fixed rate of interest (including the Applicable Margin) calculated on the basis of a year of twelve 30-day months in respect of such notional amount (such amount to be paid by the relevant Lender or which amount would be paid thereby had an interest rate swap actually been entered into).
"Swap Break Amount" shall mean, with respect to any termination or partial termination of a Swap (whether actual or deemed) pursuant to this Agreement and as of any date of determination thereof, an amount calculated in relation to that Swap then in effect or deemed to be in effect in accordance with the Close-out Amount (as defined in the Swap Form). If a Lender is deemed to have entered into a Swap, the Lender will be the Determining Party (as defined in the Swap Form).
"Swap Breakage Loss" shall mean the relevant Swap Break Amount if such Swap Break Amount is a positive number.
"Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules,

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a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.
"Swap Form" shall mean an interest rate exchange agreement denominated in dollars, in the form of the ISDA Master Agreement published in 2002 (as it may from time to time be amended, supplemented or substituted) by, and incorporating by reference therein the definitions and provisions contained in the ISDA Definitions, together with any swap confirmations delivered in connection with any such agreement. The Swap Form shall be governed or deemed to be governed by English law. In the event of inconsistency, the Basic Documents shall prevail over the terms of the Swap Form.
"Taxes" shall mean any and all present or future fees, taxes, levies, imposts, duties, deductions, excises, assessments, charges or withholdings of any nature, together with any penalties, fines, additions to tax or interest thereon howsoever levied or imposed by any Governmental Authority.
"Term SOFR" shall mean, for any calculation with respect to a Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the "Periodic Term SOFR Determination Day") that is 2 U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than 3 U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
"Term SOFR Administrator" shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
"Term SOFR Reference Rate" shall mean the forward-looking term rate based on SOFR.
"UCC" shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Security Trustee's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.
"UK Financial Institution" shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

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"UK Resolution Authority" shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
"Unadjusted Benchmark Replacement" shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
"United States" and "U.S." shall mean the United States of America.
"U.S. Government Securities Business Day" shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
"U.S. Person" shall mean any Person that is a "United States Person" as defined in Section 7701(a)(30) of the Code.
"U.S. Tax Compliance Certificate" shall have the meaning assigned to such term in Section 5.3(f)(ii)(B)(3).
"Withholding Agent" shall mean the Borrower and the Administrative Agent.
"Write-Down and Conversion Powers" shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.2Definitions by Cross-Reference. Capitalized terms used herein without definition have the meanings assigned to them in the CTA.
Section 1.3Accounting Terms. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP.
Section 1.4Interpretation of Agreement. The following rules apply to this Agreement:
(a)the singular includes the plural and the plural includes the singular;
(b)"or" is not exclusive and "include" and "including" are not limiting;
(c)"hereby," "herein," "hereof," "hereunder," "this Agreement," or other like words refer to this Agreement;
(d)reference to any agreement or other contract includes supplements, modifications and amendments;

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(e)unless the context otherwise requires, a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor;
(f)a reference to a Person includes its successors, permitted assigns and permitted transferees;
(g)a reference herein to an Article, Section, Annex, Exhibit or Schedule without further reference is to the relevant Article, Section, Annex, Exhibit or Schedule of this Agreement; and
(h)the headings of the Articles, Sections and subsections are for convenience only and shall not affect the meaning of this Agreement.
Section 1.5Rates. The Administrative Agent does not warrant or accept responsibility (save to the extent of its own gross negligence or willful misconduct) for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Article II

COMMITMENTS, LOANS AND PREPAYMENTS
Section 1.1Loans.
(a)Each Series A Lender (in its capacity as such) severally agrees, on the terms and conditions of this Agreement, to make Series A loans to the Borrower in an aggregate principal amount equal to the Credit Commitment of such Series A Lender (in its capacity as such), which in respect of each Aircraft shall be in an amount equal to the lesser of (i) the remaining amount of available Credit Commitment of such Series A Lender (in its capacity as such) and (ii) the Credit Commitment Percentage of such Series A Lender (in its capacity as such) multiplied by the amount of the Series A Loan to be advanced in respect of such Aircraft.
(b)Each Series B Lender (in its capacity as such) severally agrees, on the terms and conditions of this Agreement, to make Series B loans to the Borrower in an aggregate principal amount equal to the Credit Commitment of such Series B Lender (in its capacity as

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such), which in respect of each Aircraft shall be in an amount equal to the lesser of (i) the remaining amount of available Credit Commitment of such Series B Lender (in its capacity as such) and (ii) the Credit Commitment Percentage of such Series B Lender (in its capacity as such) multiplied by the amount of the Series B Loan to be advanced in respect of such Aircraft.
Amounts borrowed under this Section 2.1 and repaid or prepaid may not be reborrowed.
Section 1.2Loan Register.
(a)The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Loan/Commitment Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Credit Commitments of, and principal amounts (and entitlements to stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Security Trustee and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(b)Upon the request of any Lender made through the Administrative Agent, and at the cost of such Lender, the Borrower shall execute and deliver to such Lender a promissory note of the Borrower payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form prepared by such Lender and approved by the Administrative Agent, which shall evidence such Lender's Loans in addition to such records. Any promissory note delivered pursuant to this clause will not supersede or create any conflict with the terms of this Agreement; this Agreement, not any such promissory note, shall govern the obligations of the Borrower.
Section 1.3Borrowings of Loans.
(a)For each Drawing, the Borrower shall give the Administrative Agent (which shall promptly notify the Lenders) a Notice of Borrowing as provided in Section 4.4. Each Drawing will relate to one or more Aircraft and will comprise one Series A Loan and one Series B Loan for each Aircraft to which the Drawing relates. In addition to the requirements of Section 4.4, a Notice of Borrowing will only be deemed validly given if the amount of the Series A Loan and Series B Loan for each Aircraft requested therein does not exceed the relevant Advance Rate applicable to each such Loan and Aircraft.
(b)Subject to the satisfaction of the conditions precedent set forth in Article VII hereof, each Lender shall make available the amount of the Loan or Loans to be made by it on such date not later than 11:00 a.m. New York time on the date specified for each Drawing hereunder to the Security Trustee (or, if agreed by such Lender in respect of any Drawing and subject to the terms and conditions of this Agreement, directly to the account of the Borrower identified in such Notice of Borrowing) in immediately available funds. The amount so received by the Security Trustee shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on the date specified for such Drawing by wire transferring the same, in immediately available funds, to the account of the Borrower identified in such Notice of Borrowing.
(c)If the Lenders shall have funded the Security Trustee as provided in this Section 2.3 in respect of any Drawing, and on the intended date of disbursement (as identified in the Notice of Borrowing) the conditions for such disbursement of such Drawing shall not be

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satisfied, the Security Trustee, in consultation with the Borrower, shall continue to hold the amounts so funded by the Lenders until the earlier of (x) the date such funds are disbursed to or for account of the Borrower upon satisfaction (or waiver) of the applicable conditions precedent therefor and (y) five Business Days after the date originally specified for such Drawing. In the event of clause (x), the applicable Loan shall be deemed to have been made on the date the Lenders funded the Security Trustee for all purposes hereof, including the accrual of interest on such Loan. In the event of clause (y), the Security Trustee shall return the funds so funded by each Lender to such Lender on the date specified in such clause and the Borrower shall pay to the Security Trustee for account of each Lender interest accrued on such amounts through such date as though such amounts were disbursed on the date the Lenders funded the Security Trustee, together with amounts payable pursuant to Section 5.2 as though such amounts were prepaid Loans.
Section 1.4Termination of Credit Commitments.
(a)The aggregate amount of the Credit Commitments shall be automatically reduced to zero on the Credit Termination Date, unless all Lenders, in their sole judgment agree to extend the Credit Termination Date.
(b)The Borrower shall have no right at any time to terminate the aggregate unused amount of the Credit Commitments.
(c)The Credit Commitments once terminated may not be reinstated.
Section 1.5Fees.
(a)Upfront Fees.
[***].
(b)Commitment Fees. [***]
(c)Other Fees. The Borrower shall pay to each Loan Party for its own account such other fees, in such amounts and at such times, as may have been agreed between the Borrower and such Loan Party in a relevant Fee Letter.
(d)Fee Computation.  All fees payable under this Section 2.5 shall be computed on the basis of a year of 360 days and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent or the Security Trustee of a fee hereunder shall be conclusive absent manifest error.
Section 1.6Lending Offices. The Loans made by each Lender shall be made and maintained at such Lender's Applicable Lending Office.
Section 1.7Several Obligations of Lenders. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 11.5 are several and not joint. The failure of any Lender to make any Loan or to make any such payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 11.5. Nothing in this Section 2.7 or in any of the Basic Documents is intended to give any Lender any right to exercise remedies in respect of any Collateral or to exercise any other remedies other than through the relevant Agent.

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Section 1.8Loan Supplements; Amortization. Each Loan in respect of an Aircraft shall be recorded in a Loan Supplement designated as made in respect of such Loan and such Aircraft, which Loan Supplement shall be substantially in the form of Exhibit A hereto and dated the Drawing Date of such Loan. Schedule I to each Loan Supplement shall contain a repayment schedule (each a "Repayment Schedule") which shall be prepared by the Administrative Agent prior to the applicable Drawing Date and shall reflect an amortization on a mortgage-style basis of the principal amount of such Loan down to the applicable Balloon Amount on the Maturity Date for such Loan; provided that for Floating Rate Loans, the schedule of principal repayments included in the Repayment Schedule will be fixed as at the Drawing Date and will not be amended to account for subsequent changes in the applicable Floating Rate. The Administrative Agent shall provide notice of each Repayment Schedule (which may be sent by e-mail) to the Lenders and the Borrower, which shall not be conclusive unless such Repayment Schedule is agreed to by the Borrower.
Section 1.9Voluntary Prepayments.
(a)The Borrower shall have the right to prepay [***]; provided further that the Borrower shall give the Administrative Agent written notice of each such prepayment as provided in Section 4.4 (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder). Any voluntary prepayment of principal on a Loan shall be accompanied by (i) interest on the amount prepaid through the date of prepayment plus (ii) Breakage Loss, if any, plus (iii) the Prepayment Fee, if applicable. Upon repayment in full of all Loans in respect of any Aircraft, together with payment of all other amounts due and payable, the lien on such Aircraft and the related Lease shall be released. Partial prepayments of the Loans shall be applied in inverse order of maturity and ratably among all the Loans.
(b)A Prepayment Fee will be payable in the event of any voluntary prepayment of part or all of a Loan pursuant to Section 2.9(a) or a mandatory prepayment of a Loan arising under Section 2.10(a)(ii); provided that no Prepayment Fee shall be payable if such prepayment is [***].
Section 1.10Mandatory Prepayments.
(a)The Borrower shall prepay the Loans in accordance with clause (b) below in an aggregate principal amount equal to the outstanding amount of the Loans in respect of any Aircraft which was the subject of:
(i)an Event of Loss;
(ii)a Disposition; or
(iii)any change in any Applicable Law that shall make it unlawful for any Lender to maintain its Commitment or its portion of the Loans in respect of the Aircraft.
(b)Any prepayment required by the preceding clause (a)(i) shall be due and payable on the earlier of (x) the day of receipt of the related Loss Proceeds and (y) the last date on which the Lessee is required to pay Agreed Value (as defined in the relevant Lease) in respect thereof under the relevant Lease. Any prepayment required by the preceding clause (a)(ii) shall be due and payable on the date of and concurrently with the Disposition. Any prepayment required by the preceding clause (a)(iii) shall be due and payable on the third Business Day after the date of notification by the affected Lender of the illegality event. Any prepayment of principal on the Loans required by the preceding clause (a) shall be accompanied by (i) interest on the amount prepaid through the date of prepayment plus (ii) Breakage Loss, if any, plus (iii)

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the Prepayment Fee, if applicable. For the avoidance of doubt, a Prepayment Fee shall be payable in the case of a Disposition occurring in the time period that a Prepayment Fee is payable hereunder.
(c)Any prepayment required by the preceding clause (a) shall be applied to the Loans in respect of the affected Aircraft. Upon repayment in full of all Loans in respect of any Aircraft, together with payment of all other amounts due and payable, the lien on such Aircraft and the related Lease shall be released.
Article III

PAYMENTS OF PRINCIPAL AND INTEREST
Section 1.1Repayment of Loans. The Borrower shall repay each Loan by paying to the Security Trustee for the account of each Lender on each Payment Date for such Loan the amount set forth for such Payment Date in the Repayment Schedule for such Loan (calculated as provided in Section 2.8); provided, however, that all outstanding principal of, and accrued unpaid interest on, each Loan and all other amounts payable under the Basic Documents in respect thereof shall be paid in full on the Maturity Date for such Loan.
Section 1.2Interest.
(a)Interest Rates. Subject to Section 3.2(c), (i) each Floating Rate Loan shall bear interest at a rate per annum equal to Term SOFR for the Interest Period therefor plus the Applicable Margin and (ii) each Fixed Rate Loan shall bear interest at a rate per annum equal to the Fixed Rate for such Fixed Rate Loan.
(b)Establishment of a Fixed Rate.
(i)After delivery of the Notice of Borrowing in respect of a proposed Fixed Rate Loan, the Lenders shall, at 11.00am (New York time) 2 Business Days prior to the proposed Drawing Date (or at such other time as the Lenders and the Borrower may agree), hold a rate fixing call on which they will offer to the Borrower a "fixed rate" of interest in respect the relevant Fixed Rate Period for such proposed Fixed Rate Loan, which "fixed rate" shall be calculated in accordance with the methodology set out in clause (v) below.
(ii)If on the rate fixing call the Borrower accepts the offered "fixed rate" for any proposed Fixed Rate Loan, that Loan will be confirmed as a Fixed Rate Loan and the agreed "fixed rate" will be the "Fixed Rate" for the Fixed Rate Period in respect of the such Fixed Rate Loan for the purposes of this Agreement. If the Borrower does not accept the offered "fixed rate", at the Borrower's election, either (A) all Loans in respect of the Aircraft to which the proposed Fixed Rate Loan related shall be deemed withdrawn and removed from the relevant Notice of Borrowing or (B) such proposed Fixed Rate Loan shall be treated as if it had been requested as a Floating Rate Loan. The Fixed Rate for each Fixed Rate Loan will be recorded in the Loan Supplement relating to such Fixed Rate Loan.
(iii)Nothing set forth herein shall require any Lender to actually enter into any Swap with respect to the Fixed Rate but if a Lender does not enter into that Swap, the Lender shall be deemed to have entered into the applicable Swap at the applicable Fixed Rate.
(iv)The Lenders shall not be obliged to agree to a Fixed Rate at any time whilst a Default has occurred and is continuing.

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(v)The Fixed Rate will be determined (using forward curves from Bloomberg Swap Manager) based on an assumed Swap profile that corresponds to the profile of the relevant proposed Fixed Rate Loan in accordance with Section 2.8, unless at the time that the quotations are being sought any of those assumptions are known to be incorrect and can be replaced by actual amounts or dates. The Fixed Rate established for any Fixed Rate Loan in accordance with the provisions of this Section 3.2(b) shall apply during the applicable Fixed Rate Period for all purposes of this Agreement and the Repayment Schedule for such Fixed Rate Loan shall be prepared to reflect the establishment of such Fixed Rate and the repayments of principal and payments of interest required to be made hereunder as a consequence thereof.
(c)Post-Default Interest. If any amount payable by the Borrower under this Agreement or any other Basic Document (including principal of any Loan, interest, fees and other amount) is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a rate per annum equal to the applicable Post-Default Rate. Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all Loans outstanding hereunder at a rate per annum equal to the applicable Post-Default Rate.
(d)Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Payment Date applicable thereto and at such other times as may be specified herein; provided that (i) interest accrued pursuant to Section 3.2(c) shall be payable on demand, and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.
(e)Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Basic Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Basic Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.
Section 1.3Market Disruption Event.
(a)Subject to Section 3.4, if, on or prior to the first day of any Interest Period for any Floating Rate Loan:
(i)the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that "Term SOFR" cannot be determined pursuant to the definition thereof for such Interest Period; or
(ii)the Required Lenders determine that for any reason Term SOFR for such Interest Period does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Floating Rate Loan for such Interest Period, and the Required Lenders have provided notice of such determination to the Administrative Agent,
((i) and (ii) each a "Market Disruption Event") then, in each case, the Administrative Agent will promptly so notify the Borrower and each Lender.
(b)Upon notice thereof by the Administrative Agent to the Borrower, (i) any obligation of the Lenders to make Loans shall be suspended (to the extent of the affected Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (a)(ii), at the

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instruction of the Required Lenders) revokes such notice, (ii) the Borrower may revoke any pending request for a borrowing of Loans (to the extent of the affected Loans or affected Interest Periods) and (iii) any outstanding affected Loans will bear interest for that Interest Period (and any subsequent interest period in respect of which a further notice is given under clause (a)) at a rate per annum equal to the ABR plus the Applicable Margin.
(c)By advancing a Loan on a Drawing Date, the Lenders are deemed thereby to confirm that no Market Disruption Event is affecting such Loan for the first Interest Period following its Drawing Date.
(d)Clause (b)(iii) above will not apply to a Market Disruption Event of the type in clause (a)(ii) above unless the notice referred to in clause (b) is given to the Borrower prior to the start of each affected Interest Period.
Section 1.4Benchmark Replacement Setting.
(a)Benchmark Replacement.  Notwithstanding anything to the contrary herein or in any other Basic Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of "Benchmark Replacement" for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Basic Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Basic Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of "Benchmark Replacement" for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Basic Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the 5th Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Basic Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.
(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Basic Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Basic Document.
(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) a Benchmark Replacement Event and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.4, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and

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without consent from any other party to this Agreement or any other Basic Document, except, in each case, as expressly required pursuant to this Section 3.4.
(d)Benchmark Unavailability Period. Upon the Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Drawing to be made during any Benchmark Unavailability Period.
Article IV

PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.
Section 1.1Payments.
(a)Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement to the Loan Parties, and, except to the extent otherwise provided therein, all payments to be made by the Obligors to the Loan Parties under any other Basic Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Security Trustee at the Collection Account, not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payment obligations shall be absolute and unconditional and shall not be affected by any circumstance whatsoever.
(b)Unless otherwise required by Article II of the Mortgage, the Borrower shall, at the time of making each payment under this Agreement for account of any Lender, specify to the Security Trustee (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may instruct the Security Trustee to distribute such payment to the Lenders for application in such manner as the Administrative Agent may determine to be appropriate). Subject to the Agreement Among Lenders, if at any time insufficient funds are received by and available to the Security Trustee to pay fully all amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and other amounts then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(c)Subject to Article II of the Mortgage and the Agreement Among Lenders, each payment received by the Security Trustee under this Agreement for account of any Lender shall be paid by the Security Trustee promptly with the same value to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made to the account of such Lender advised by such Lender to the Security Trustee, as the same may be amended or modified from time to time upon written notice to the Security Trustee.
(d)If the due date of any payment under this Agreement would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day) and interest shall be payable for any principal so extended for the period of such extension.
Section 1.2Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing of a Loan from the Lenders under Section 2.1 shall be made from the relevant

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Lenders pro rata according to the amounts of their Credit Commitments in respect of the Loan Series of such Loan; (b) each termination of the amount of the Credit Commitments shall be applied to the Credit Commitments of the Lenders pro rata according to the amounts of their Credit Commitments; (c) each payment or prepayment of principal of a Loan by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loan held by them; and (d) each payment of interest on a Loan by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loan then due and payable to the respective Lenders.
Section 1.3Computations. All interest hereunder shall be computed on the basis of a year of 360 days (or in the case of interest computed by reference to the ABR at times when the ABR is based on the Prime Rate, such interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year)), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable ABR or Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
Section 1.4Certain Notices.
(a)Notices by the Borrower to the Administrative Agent regarding each Notice of Borrowing and optional prepayments of Loans shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 2:00 p.m. New York time on the number of days prior to the date of the relevant termination, reduction, borrowing or prepayment specified below (or such shorter period as may be agreed by all the Lenders):

Notice	Number of days prior
Borrowings of Loans	[***]
Prepayment of Loans	[***]

(b)In addition, a Notice of Borrowing will only be effective if:
(i)the requested Drawing Date for any Loans relating to an A320 Aircraft [***];
(ii)the requested Drawing Date for any Loans relating to each MAX Aircraft [***]; and
(iii)the requested Drawing Date for any Loan is a date earlier than the Credit Termination Date.
(c)Each Notice of Borrowing shall specify the Loans to be borrowed (by reference to the Loan Series and Aircraft to which they relate), the amount of each Loan to be borrowed, the date of borrowing (which shall be a Business Day), whether each Loan to be borrowed is to be a Fixed Rate Loan or a Floating Rate Loan, and the location and number of the Borrower's account to which funds are to be disbursed. Promptly following receipt of a Notice of Borrowing, the Administrative Agent shall advise each Lender of the details thereof and such Lender's portion of each resulting Loan.

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(d)Each such notice of prepayment shall specify the Loans to be prepaid (by reference to the Loan Series and Aircraft to which they relate), the amount of each Loan to be prepaid, and the date of optional prepayment (which shall be a Business Day). Promptly following receipt of a notice of prepayment, the Administrative Agent shall advise each Lender of the details thereof.
Section 1.5Certain Payments. Unless the Security Trustee shall have received notice from the Borrower prior to the date on which any payment is due to the Security Trustee for the account of the Lenders hereunder that the Borrower will not make such payment, the Security Trustee may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Security Trustee forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Security Trustee, at the greater of the Federal Funds Rate and a rate determined by the Security Trustee in accordance with banking industry rules on interbank compensation.
Article V

YIELD PROTECTION, ETC.
Section 1.1Increased Costs.
(a)Increased Costs Generally. If any Change in Law shall:
(i)impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered (an "Increased Costs Payment").
(b)Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender's holding company, if any, regarding capital or liquidity requirements, has or would have the effect of

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reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement, the Credit Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.
(c)Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in clause (a) or (b) of this Section 5.1 and delivered to the Borrower, shall be conclusive absent manifest error provided that such determinations and allocations are made on a reasonable basis. The Borrower shall pay such Lender the amount shown as due on any such certificate [***].
(d)Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 5.1 shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 5.1 for any increased costs incurred or reductions suffered more than three months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender's intention to claim compensation therefor.
(e)Mitigation Obligations and Borrower Treatment. If any Lender requests compensation under this Section 5.1, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to this Section 5.1 in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. No Lender shall discriminate against the Borrower compared to similarly situated borrowers in aircraft finance transactions in making any claim for compensation under this Section 5.1 including, without limitation, with respect to the duration of the specified period in advance of receipt of notice by the Borrower from each Lender captured under (i) above, and shall treat the Borrower no less favorably than such Lender's other similarly situated borrowers in similarly situated aircraft finance transactions.
Section 1.2Breakage Loss and Funding Indemnity.
(a)Funding Breakage Loss. In the event of (a) the payment of any principal of any Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default) or (b) the failure to borrow or prepay any Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate each Lender for any loss, cost and expense attributable to such event, including (i) any Swap Breakage Loss and (ii) any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable, but in the case of this clause (ii), only in relation to the relevant Interest Period (or anticipated Interest Period) in which the anticipated action occurred or failed to occur, as the case may be.
(b)Swap Breakage Loss.

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(i)Upon any prepayment in part of any Fixed Rate Loan any Swap relating to that Fixed Rate Loan shall be terminated (or deemed terminated) in part such that the notional amount of that Swap as of each Payment Date on or after the prepayment date is equal to the principal amount of the relevant Fixed Rate Loan then scheduled to be outstanding as of such Payment Date, provided that if the Swap cannot be terminated in part, the relevant Lender will enter into (or will be deemed to have entered into) such further swap arrangement so as to achieve the same economic effect as such partial termination, and provided further that if such further swap cannot be obtained on terms and with a counterparty reasonably acceptable to the relevant Lender in accordance with standard market practices, the relevant Lender will, after consultation with the Borrower, enter into such other arrangements as are practicable to achieve the same economic effect as such partial termination.
(ii)Upon any date on which any Fixed Rate Loan is required to be prepaid or repaid in full (or is deemed prepaid pursuant to the final sentence of Section 2.3(c)), the Swap relating to such Fixed Rate Loan shall be terminated (or deemed to be terminated) in whole as of such date.
(iii)Upon the occurrence and continuance of an Event of Default during a Fixed Rate Period a Lender may at its option terminate (or be deemed to terminate) each or any Swap in whole. Upon any termination or deemed termination of a Swap, the relevant Lender will give notice to the Borrower of the date of such termination.
(iv)Upon any such termination or deemed termination of a Swap (whether in whole or in part), [***].
(c)Payment on Demand. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.2 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate [***].
(d)This Section 5.2 shall not apply with respect to Taxes, but it shall apply without prejudice to any other provision in this Agreement that relates to Taxes.
Section 1.3Taxes.
(a)Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Obligor to the Loan Parties under any Basic Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or other Obligor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.3) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)Payment of Other Taxes by Borrower and other Obligors. The Borrower shall, and shall cause each other applicable Obligor, to timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

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(c)Indemnification by Borrower and the other Obligors. The Borrower shall, and shall cause each other Obligor to, indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.3) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(d)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that neither the Borrower nor any other Obligor has already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower and each other Obligor to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 12.7(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Basic Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Basic Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (d).
(e)Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 5.3, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)Status of Lenders and Agents.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Basic Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.3(f)(ii)(A), (B) and (D) below) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing,

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(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Basic Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Basic Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty;
(2)executed copies of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a "bank" described in Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed copies of IRS Form W-8BEN or IRS Form W 8BEN-E; or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W 8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Basic Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower

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and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.
(iii)If an Agent is a U.S. Person, then it shall, on or prior to the date hereof (or, in the case of a successor Agent, on or before the date on which it becomes an Agent hereunder) provide Borrower with two properly completed and duly executed copies of IRS Form W-9 confirming that such Agent is exempt from U.S. federal backup withholding. If an Agent is not a U.S. Person, then it shall, on or prior to the date hereof (or, in the case of a successor Agent, on or before the date on which it becomes an Agent hereunder) provide Borrower with (A) with respect to payments to such Agent for its own account, two properly completed and duly executed copies of IRS Form W-8ECI (or other applicable IRS Form W-8 claiming an exemption from U.S. withholding tax), and (B) with respect to payments made to such Agent for the account any Lender, two properly completed and duly executed copies of IRS Form W-8IMY certifying that such Agent is either (1) a "qualified intermediary" which has assumed primary withholding responsibility under Chapters 3 and 4 of the Code and primary Form 1099 reporting and backup withholding responsibility, or (2) a U.S. branch providing such form as evidence of its agreement with the Borrower to be treated as a "U.S. person" for U.S. federal withholding Tax purposes (as contemplated by Section 1.1441-1(b)(2)(iv)(A) of the United States Treasury Regulations) and that the payments it receives for the account of such Lenders are not effectively connected with the conduct of its trade or business in the United States.
Each Lender and Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent, as applicable, in writing of its legal inability to do so.
(g)[***]
(h)Treatment of Certain Refunds. Provided that no Event of Default has occurred and is continuing, if any party determines, in its sole opinion, acting in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.3 (including by the payment of additional amounts pursuant to this Section 5.3), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.3 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (h)

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shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)Survival. Each party's obligations under this Section 5.3 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Credit Commitments and the repayment, satisfaction or discharge of all obligations under any Basic Document.
(j)Defined Terms. For purposes of this Section 5.3, the term "Applicable Law" includes FATCA.
Section 1.4Illegality. Notwithstanding any other provisions of this Agreement, in the event that after the date of this Agreement any Change in Law makes it unlawful, or any central bank or other Governmental Authority of competent jurisdiction asserts that it is unlawful, for any Lender to honor its obligation to make or maintain Loans hereunder (and, in the sole opinion of such Lender, the designation of a different lending office or the taking of such other reasonable steps (not involving the incurrence of any material cost or expense and not implying any obligation of sale or transfer by such Lender of its Loans) would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Borrower thereof (with a copy to the Administrative Agent) and such Lender’s obligation to make Loans shall be suspended until such time as such Lender may again make and maintain Loans and the Borrower shall prepay the Loans of such Lender then outstanding hereunder together with accrued interest thereon and all other amounts payable to such Lender (excluding any Prepayment Fee) hereunder (including any loss payable under Section 5.2, if any) on the last day of the then current Interest Period with respect thereto or earlier if necessary to avoid such illegality; provided that before making any such demand, such Lender agrees, at the sole cost of the Borrower upon giving the Borrower reasonable advance notice of the cost to be incurred, to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to transfer this facility to a different lending office if the making of such transfer would allow the Lender or its lending office to continue to perform its obligations to fund or maintain Loans to the Borrower, and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.
Article VI

PAYMENTS INTO THE COLLECTION ACCOUNT
Section 1.1Payments into the Collection Account. All Collections shall be paid to the Collection Account, and the Borrower agrees that it shall take all reasonable action as any Agent may request to ensure that such amounts are paid into the Collection Account and, without prejudice to the generality of the foregoing, the Borrower agrees that it shall give or shall cause to be given irrevocable instructions to the Lessee to pay all amounts which constitute "Collections" and which are payable by the Lessee to the Borrower under or pursuant to each Lease, to the Collection Account. The parties hereto agree that all such amounts shall, while any amount is expressed to be payable or owing by the Borrower hereunder to the Lenders, be paid as aforesaid and shall, once paid to the Collection Account, be applied by the Security Trustee as set forth in the Mortgage. If the Borrower or any Obligor shall receive from any Person any Collections following an Event of Default, the Borrower or such Obligor shall receive such payment in trust for the Security Trustee on behalf of the Lenders and subject to the Security Trustee's security interest, and shall immediately deposit, or cause to be deposited, such payment in the Collection Account.

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Article VII

CONDITIONS PRECEDENT; CONDITIONS SUBSEQUENT
Section 1.1Effective Date. The effectiveness of this Agreement and the obligation of each Lender to make any Loans hereunder is subject to the satisfaction (or waiver in accordance with Section 12.5) of the following conditions (and, in the case of each document specified in this Section to be received by the Administrative Agent, such document shall be in form and substance satisfactory to the Administrative Agent and each Lender):
(a)Executed Documents.  The receipt by the Administrative Agent of the following documents, each of which shall be duly executed and delivered by the intended parties thereto:
(i)this Agreement;
(ii)the CTA;
(iii)the Mortgage;
(iv)the Allegiant Guarantee Agreement;
(v)the Lessee Guarantee Agreement; and
(vi)the Obligors' acknowledgment of the Agreement Among Lenders.
(b)Certificates. The Administrative Agent shall have received such customary certificates of resolutions or other action, incumbency certificates or other certificates of officers of each Obligor as the Administrative Agent may require evidencing the identity, authority and capacity of each officer thereof authorized to act as an officer in connection with the Basic Documents, including a certificate from each Obligor that the borrowing or the guaranteeing would not cause any borrowing, guaranteeing or similar limit binding on such Obligor to be exceeded.
(c)Corporate Documents. The Administrative Agent shall have received such other documents and certificates (including organizational documents and good standing certificates) as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Obligor, evidencing each Obligor's approval of the transactions contemplated by the Basic Documents, and any other legal matters relating to each Obligor, the Basic Documents or the transactions contemplated thereby.
(d)Opinions of Counsel.  The Administrative Agent shall have received:
(i)an opinion of Clifford Chance US LLP, counsel to the Lenders, addressed to the Loan Parties and dated the Effective Date, in form and substance satisfactory to the Administrative Agent; and
(ii)an opinion of the General Counsel of the Borrower Parent, addressed to the Loan Parties and dated the Effective Date, in form and substance satisfactory to the Administrative Agent, as to the capacity and due authorization and execution of the Basic Documents by the Obligors under Nevada law and such other matters of Nevada law as the Administrative Agent may request.

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(e)Payment of Fees. The payment of all fees required by the terms of this Agreement or any Fee Letter to be paid before a Drawing is made including, without limitation, the reasonable fees and expenses of Clifford Chance US LLP, special New York counsel to the Lenders in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents (to the extent that statements for such fees and expenses have been delivered to the Borrower and the same are in line with estimates thereof provided prior to the date hereof).
(f)Financial Statements. The Borrower shall have delivered to the Lenders the Audited Financial Statements.
(g)UCC Filings. Uniform Commercial Code financing statements (provided in advance of filing to Borrower for review) with respect to the security interest in the Security Documents and (precautionarily) the Lease shall have been duly filed in all places necessary or desirable as the Security Trustee may reasonably request. The Borrower authorizes the Security Trustee to file such financing statements.
(h)Know Your Customer; Other Documents.
(i)Upon the reasonable request of any Loan Party made at least 10 days prior to the Effective Date, each Obligor shall have provided to such Loan Party (A) the documentation and other information so requested in connection with applicable "know your customer" and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the Effective Date, and (B) a Beneficial Ownership Certification in relation to each Obligor that qualifies as a "legal entity customer" under the Beneficial Ownership Regulation.
(ii)The Administrative Agent shall have received such other documents as the Administrative Agent or the Required Lenders (through the Administrative Agent) may reasonably request.
(i)Representations and Warranties. The representations and warranties of each Obligor contained in the Basic Documents to which it is a party shall be true and correct on and as of the Effective Date as though made on and as of the Effective Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).
(j)Event of Default. No Default or Event of Default shall have occurred and be continuing, and the Borrower shall have a delivered a certificate to the Administrative Agent certifying as to the same.
(k)No Changes. Since December 31, 2022, no material adverse change (in the opinion of the Lenders, acting in good faith) shall have occurred in any Obligor's business, operating or financial condition which materially affects its ability to perform its respective obligations under the Basic Documents.
Section 1.2Drawing Date Conditions. The obligation of any Lender to make any Loan (including such Lender's initial Loan) with respect to any Aircraft on any Drawing Date is subject to the satisfaction (or waiver in accordance with Section 12.5) of the following conditions (and, in the case of each document specified in this Section to be received by the Administrative Agent, such document shall be in form and substance satisfactory to the Administrative Agent and each Lender):

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(a)Notice of Borrowing. With respect to such Loan, the Borrower shall have delivered to the Administrative Agent not later than 4:00 p.m. (New York, New York time), at least 3 U.S. Government Securities Business Days (or such shorter period as may be agreed by all the Lenders) prior to the Drawing Date requested by the Borrower, a duly completed and executed Notice of Borrowing.
(b)No Event of Loss. No event shall have occurred and be continuing which constitutes an Event of Loss with respect to the Aircraft or the Airframe or which would constitute an Event of Loss after notice or lapse of time or both and no damage in excess of [***] with respect to such Aircraft shall have occurred.
(c)Event of Default. No Event of Default (and, in the case of the first Drawing Date only, no Default) shall have occurred and be continuing, and the Borrower shall have a delivered a certificate to the Administrative Agent certifying as to the same.
(d)No Changes.
(i)Since the Effective Date,
(A)no change shall have occurred in Applicable Law and no fact or condition shall exist which, in the reasonable opinion of the Administrative Agent or any Lender, would make it illegal under Applicable Law for any Lender to fund its Loan;
(B)no material disruption shall have occurred in any relevant interbank market that could have an adverse effect upon the Lenders' free availability to fund the Loans;
(ii)Since December 31, 2022, no material adverse change (in the opinion of the Lenders, acting in good faith) shall have occurred in any Obligor's business, operating or financial condition which materially affects its ability to perform its respective obligations under the Basic Documents.
(e)Representations and Warranties. The representations and warranties of each Obligor contained in the Basic Documents to which it is a party shall be true and correct on and as of such Drawing Date as though made on and as of such Drawing Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).
(f)Insurance. The Administrative Agent shall have received certificates of insurance and, where required by the related Lease, reinsurance, from underwriters or insurers that comply with the insurance provisions of such Lease and the related Lessee Consent, together with a letter of undertaking from the related Lessee's insurance broker and, if applicable, reinsurance brokers with respect to insurance required to be maintained by the Lessee pursuant to such Lease and such Lessee Consent, together with evidence that the Security Trustee has been named as loss payee, in such policies and that the Loan Parties are named as additional insureds in respect of such insurance, and together with (to be obtained by the Lenders) an opinion from insurance advisors to the Lenders as to such matters as may be reasonably requested by the Lenders.
(g)Delivery of Documents. The Chattel Paper original of the Lease and copies of all of the Bills of Sale are to be delivered to the Security Trustee with respect to the Collateral on such Drawing Date.

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(h)Bills of Sale and Lease.
(i)The Administrative Agent shall have received copies of the Bill of Sale for such Aircraft evidencing that the Borrower holds title thereto.
(ii)The Administrative Agent shall have received copies of all condition precedent documents required to be delivered pursuant to the applicable Lease, including, in respect of any opinion delivered thereunder, such opinion being addressed to each of the Loan Parties.
(i)Documents.
(i)The Borrower shall have delivered to the Security Trustee a duly executed and completed Mortgage Supplement and duly executed and completed Loan Supplements, in each case in respect of the relevant Aircraft.
(ii)The Lessee shall have delivered a Lessee Consent.
(j)Perfection Requirements. On each Drawing Date, the following statements shall be correct, and the Administrative Agent shall have received evidence reasonably satisfactory to it (including printouts of the "priority search certificates" (as defined in the Regulations for the International Registry) from the International Registry relating to the Airframe and each Engine) to the effect that:
(i)the Borrower has good and legal title to the Aircraft free and clear of all Liens other than Permitted Liens;
(ii)the FAA Entry Point Filing Form (AC Form 8050-135), the Lease, the Mortgage and the Mortgage Supplement with respect to the Aircraft shall have been duly filed for recordation with the Federal Aviation Administration pursuant to the Federal Aviation Act;
(iii)the Aircraft is registered in the name of the Borrower with the Federal Aviation Administration;
(iv)the Security Trustee has a duly perfected Lien of record in and to the Aircraft and the Airframe and Engines included in the Aircraft, the Lease and the other Collateral, and the Security Trustee, as collateral assignee of the Lease under the Mortgage, shall be entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and the Engines and to enforce any of its other rights or remedies as provided in the Lease and the Mortgage in the event of a case under Chapter 11 of the Bankruptcy Code in which the Lessee is a debtor;
(v)(A) the international interest with respect to the Airframe and each Engine under the Mortgage and Mortgage Supplement shall have been (or shall be concurrently) registered with the International Registry with the Security Trustee as creditor and the Borrower as debtor, (B) the international interest with respect to the Airframe and each Engine under the Lease shall have been (or shall be concurrently) registered with the International Registry with the Borrower as creditor and the Lessee as debtor, (C) the assignment of international interest under the Mortgage and the Mortgage Supplement (in respect of the international interest under the Lease, including an assignment of the right to discharge such international interest) shall have been (or shall be concurrently) registered with the International Registry with the Security Trustee as assignee and the Borrower as assignor and (D) the contract of sale with respect to the Airframe and each Engine under the Bills of Sale shall have been (or shall be concurrently)

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registered with the International Registry with the seller as seller and the Borrower as buyer, and there shall exist no other undischarged registered international interest with respect to the Airframe or any Engine on the International Registry;
(k)Lien Searches. The Borrower shall have delivered to the Administrative Agent all advisable UCC, FAA and International Registry lien searches with respect to such Aircraft, but such searches shall in all circumstances include lien searches with the International Registry, and the Borrower shall have recorded and/or filed and/or registered (or provided for such recording, filing or registration), as applicable, termination agreements and/or discharges, as applicable, evidencing the termination of the security interest (other than Permitted Liens) of any other Person shown in such lien searches or otherwise required with respect to such Aircraft.
(l)Legality. No law or regulation shall prohibit, and no order, judgment or decree of any foreign, federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Loans by the Lender in accordance with the provisions hereof.
(m)Title to the Collateral. On such Drawing Date, the Borrower upon the delivery and filing of such releases, discharges and UCC terminations as contemplated under (k) above, shall have good and marketable title to such Aircraft free and clear of all Liens other than Permitted Liens.
(n)Counsel Opinions.
(i)Counsel to the Obligors.  The Administrative Agent shall have received an opinion of the General Counsel of the Borrower Parent, addressed to the Loan Parties and dated such Drawing Date, in form and substance satisfactory to the Administrative Agent, as to the capacity and due authorization and execution of the Basic Documents by the Obligors under Nevada law and such other matters of Nevada law as the Administrative Agent may request.
(ii)FAA Counsel Opinion. The Administrative Agent and the Lenders shall have received a legal opinion of McAfee & Taft, special FAA counsel, addressed to the Loan Parties, with respect to (i) registration of the Lease, the Mortgage and the Mortgage Supplement with respect to each Aircraft being in due form for recordation with the FAA, (ii) the absence of any Liens of record with respect to the Aircraft or the Lease except the Lien of the Mortgage and the Lien of the Lease, (iii) the registration of the Aircraft in the name of the Borrower and (iv) the perfection of the Liens created by the Mortgage in the Aircraft and the Lease, and the first-priority nature thereof.
(o)Officer's Certificates.
(i)The Administrative Agent shall have received a certificate, dated such Drawing Date from an officer of the Borrower, stating that (i) all representations and warranties of the Borrower set forth in Article VIII are true and correct in all material respects as though made on such Drawing Date, except to the extent such representations and warranties speak as of an earlier time or do not apply according to their own terms, and (ii) there exists no Event of Default and, on the first Drawing Date, no Default, in each case, existing and continuing.
(ii)The Administrative Agent shall have received a certificate, dated such Drawing Date from an officer of each Obligor, either (i) certifying that there have been no changes to its organizational or constitutional documents or corporate authorizations since the

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Effective Date or previous Drawing Date or (ii) attaching its revised organizational or constitutional documents or corporate authorizations, as applicable.
(p)Payment of Fees. The payment of all fees required by the terms of this Agreement or any Fee Letter to be paid on or before such Drawing Date is made.
(q)KYC Information. Upon the reasonable request of any Loan Party made at least 10 days prior to such Drawing Date, each Obligor shall have provided to such Loan Party (i) the documentation and other information so requested in connection with applicable "know your customer" and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to such Drawing Date, and (ii) a Beneficial Ownership Certification in relation to each Obligor that qualifies as a "legal entity customer" under the Beneficial Ownership Regulation.
(r)Miscellaneous. The Administrative Agent shall have received such other information and copies of documents, approvals (if any), certificates, instruments and records (certified where appropriate) of corporate proceedings as the Administrative Agent may reasonably request relating to the entering into and the performance the Borrower of (i) the Basic Documents to which the Borrower is a party or (ii) such other documents and evidence with respect to the Borrower as may be reasonably requested in order to establish the valid existence and good standing of each thereof, the proper taking of all appropriate corporate or other organizational proceedings or other actions in connection with the transactions contemplated hereby and the compliance with the conditions set forth herein.
Article VIII

REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Loan Parties that as of the date hereof and on each Drawing Date:
Section 1.1Existence. The Borrower is a limited liability company duly organized under the laws of Nevada, and the Borrower is a resident of Nevada for all relevant purposes other than U.S. federal income (and other applicable U.S. federal, state and local) tax purposes, and is an entity that is disregarded for U.S. federal income (and other applicable U.S. federal, state and local) tax purposes. The Borrower has the power and authority to enter into and to perform its obligations under this Agreement and the other Basic Documents to which it is a party. The Borrower is duly qualified and in good standing in all of the jurisdictions in which the character of the properties owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would preclude the Borrower from being able to fully enforce its rights with respect to the Basic Documents to which it is a party.
Section 1.2Authorization. The Borrower has all power necessary, and has been duly authorized to execute and deliver this Agreement and the other Basic Documents to which it is a party. The Borrower is and will continue to be duly authorized to borrow monies hereunder, and Borrower is and will continue to have the organizational authority to perform its obligations under this Agreement and under the other Basic Documents to which it is a party. The execution, delivery and performance by Borrower of this Agreement and the other Basic Documents to which Borrower is a party and the borrowings hereunder do not and will not require any consent or approval of any Governmental Authority, beneficiary or any other Person which has not already been obtained.
Section 1.3No Conflict; Legal Compliance. The execution, delivery and performance of this Agreement and each of the other Basic Documents to which Borrower is a

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party will not: (a) contravene any provision of its articles of organization, operating or management agreement or other organizational documents; (b) contravene, conflict with or violate any Applicable Law, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority; or (c) violate or result in the breach of, or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument to which it is a party or by which it, or its property and assets, may be bound or affected. It is not in violation or breach of or default under any Applicable Law, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party, the noncompliance with, the violation or breach of or the default under which might have or result in a Material Adverse Effect on Borrower.
Section 1.4Validity and Binding Effect. This Agreement, each other Basic Document to which the Borrower is a party, when duly executed and delivered, will be, the legal, valid and binding obligations of the Borrower, enforceable against it, in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.
Section 1.5Financial Statements.  The Audited Financial Statements were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and fairly present in all material respects the financial condition of the Borrower Parent and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.
Section 1.6Location. The "location" (as such term is used in Section 9-307 of the UCC) of the Borrower is the State of Nevada.
Section 1.7Consents and Approvals; Governmental Action. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of the Borrower, or of any other Person under any agreement, contract, lease or license or similar document or instrument to which the Borrower is a party or by which any such Person is bound, is required to be obtained by the Borrower in order to make or consummate the transactions contemplated under this Agreement or the other Basic Documents to which it is a party or, if any such approval, authorization or consent is required, such approval, authorization or consent has been obtained. All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by the Borrower in order to make or consummate the transactions contemplated under the Basic Documents to which it is a party have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect. No Applicable Law is in effect which materially adversely affects the ability of the Borrower to perform its obligations under the Basic Documents to which it is a party.
Section 1.8Property.
(a)Ownership of Properties. Each of Obligor has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(b)Intellectual Property. Each of Obligor owns, licenses or possesses the right to use all of the trademarks, tradenames, service marks, trade names, copyrights, patents, franchises, licenses and other intellectual property rights that are necessary for the operation of

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their respective businesses, as currently conducted, business, and the use thereof by the Borrower and its Subsidiaries does not conflict with the rights of any other Person, except to the extent that such failure to own, license or possess or such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The conduct of the business of each Obligor as currently conducted or as contemplated to be conducted does not infringe upon or violate any rights held by any other Person, except to the extent that such infringements and violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened that could reasonably be expected to have a Material Adverse Effect.
Section 1.9Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by or on behalf of the Borrower, or by Borrower Parent that reflect (in whole or in part) assets or operations of the Borrower, have been filed with the appropriate Governmental Authorities where failure to file might have or result in a Material Adverse Effect, and all material Taxes, other taxes and other impositions due and payable by the Borrower (or the Borrower Parent to the extent the failure to pay such Taxes might have or result in a Material Adverse Effect on the Borrower) have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or the Borrower or Borrower Parent (as applicable) is contesting its liability therefor in good faith and has fully reserved all such amounts according to GAAP.
Section 1.10Disclosure. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of the Borrower to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Basic Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).
Section 1.11Pari Passu Ranking. Its Obligations will rank at least pari passu with all of its other unsecured obligations, except for those obligations that are mandatorily afforded priority by operation of bankruptcy, insolvency, liquidation or similar laws of general application.
Section 1.12Compliance with Laws. Each Obligor is in compliance with the requirements of all laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to so comply, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
Section 1.13ERISA Compliance.

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(a)Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state laws and (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, and, to the knowledge of any Obligor, nothing has occurred that would prevent or cause the loss of such tax-qualified status.
(b)There are no pending or, to the knowledge of any Obligor, threatened or contemplated claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(c)No ERISA Event has occurred, and neither any Obligor nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(d)The present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Pension Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by a material amount. As of the most recent valuation date for each Multiemployer Plan, the potential liability of any Obligor or any ERISA Affiliate for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, is zero.
(e)To the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable requirements of law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure so to comply could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. Neither any Obligor nor any Subsidiary thereof has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of each Obligor or Subsidiary thereof, as applicable, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued.
Section 1.14Certain Regulations.
(a)Neither the Borrower nor any of its Subsidiaries is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.
(b)The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Drawing hereunder will be used to buy or carry any Margin Stock. Following the application of

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the proceeds of each Drawing, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be Margin Stock.
Section 1.15Litigation and Contingent Liabilities. No claims, litigation, arbitration proceedings or governmental proceedings by any Governmental Authority are pending or threatened against or are affecting the Borrower the results of which might interfere with the consummation of any of the transactions contemplated by this Agreement or any document issued or delivered in connection herewith, or which, if adversely determined and for which there is a reasonable probability of an adverse decision, is likely to have a Material Adverse Effect. Other than any liability incident to such claims, litigation or proceedings, or provided for or disclosed in the financial statements of the Borrower Parent. The Borrower has no contingent liabilities that are material to the Borrower, taken as a whole.
Section 1.16No Event of Default. No Event of Default or Default has occurred and is continuing under this Agreement, any Basic Document or any Lease.
Section 1.17Title; Liens. On each Drawing Date, upon compliance by Borrower with Section 7.2(k) the Borrower will have good title to the Aircraft financed on such date, the related Lease and the related Collateral which is to be held by it in accordance with this Agreement and the transactions contemplated hereby, and none of such assets shall be subject to any Lien, except for Permitted Liens not of record. At the time a Drawing is made, the Borrower shall not have assigned, conveyed, pledged or otherwise transferred to any other Person any of its right, title or interest in the Collateral except in accordance with or permitted by the Basic Documents to which it is a party.
Section 1.18Ownership of the Borrower. The legal and beneficial interests of the Borrower are owned 100 percent by the Borrower Parent.
Section 1.19Security Interest.
(a)On each Drawing Date, the security interest in the Aircraft created pursuant to the Security Documents on such date will be validly created and, other than the taking and retaining of possession by the Security Trustee of the Chattel Paper of the related Lease (if any) and the taking of the Perfection Action, no other action is required to be taken by any Person in order for the full benefit of the security interest in the Aircraft and Leases created thereby to vest in the Security Trustee on behalf of the Lenders on a perfected first priority basis, and such Perfection Action will have been duly taken or provided for. The Lessee has not and will not supply any credit support (including any guarantee or letter of credit) to Borrower under the Lease.
(b)The Borrower and Lessee are (or will be) a "transacting user entity" (as such term is defined in the Regulations of the International Registry); are "situated," for the purposes of the Cape Town Convention, in the United States; and have the power to "dispose" (as such term is used in the Cape Town Convention) of the related Aircraft financed on the Drawing Date in respect thereof; (B) the Airframe and related Engines financed on such Drawing Date are "aircraft objects" (as defined in the Cape Town Convention); (C) the United States is a Contracting State under the Cape Town Convention; (D) the Bill of Sale for such Aircraft constitutes a "contract of sale" (as defined in the Cape Town Convention) and the Mortgage and Mortgage Supplement for such Aircraft creates an international interest in such Aircraft; and (E) the payment of principal of and interest on the Loans, and the performance by the Borrower of its other obligations under the Basic Documents, are "associated rights" (as defined in the Cape Town Convention).

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Section 1.20Section 1110. The Lessee holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the U.S. Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo. Each Airframe and each Engine constitutes an "aircraft" or an "aircraft engine", as the case may be, as such terms are defined in Section 40102 of Title 49 of the U.S. Code; and each Airframe and each Engine was "first placed in service" within the meaning of Section 1110 of the Bankruptcy Code after October 22, 1994. The Security Trustee, is entitled, as assignee under the Mortgage, to Borrower's rights under the Lease with respect to the benefits of Section 1110 of the Bankruptcy Code (as currently in effect) with respect to the Aircraft.
Section 1.21Sanctions; AML Laws; Anti-Corruption Laws.
(a)No Obligor or any of their respective Subsidiaries, directors, officers, employees, Affiliates or agents (each being a "Relevant Person") is an individual or entity that is (i) a Sanctioned Person, (ii) located, organized or resident in a country or territory that is, or whose government is, the target of Sanctions; or (iii) (to the knowledge of the Obligors, solely in respect to any employees, Affiliates or agents) in violation of (or has violated) any Sanctions, AML Laws, Anti-Corruption Laws, or other associated applicable rules or regulations.
(b)Each Obligor has (i) instituted and maintains policies and procedures designed to prevent violation of all laws, regulations and rules related to Sanctions, all AML Laws, all Anti-Corruption Laws, and any other associated applicable rules or regulations and (ii) conducted its operations at all times in material compliance with all Anti-Corruption Laws and AML Laws. No Loan, or the proceeds of any Loan will be used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person except to the extent permitted by the Sanctions. The making or receipt of any payment by any Obligor pursuant to the loan documents does not contravene any Sanctions. Each Obligor represents that neither it nor, to its knowledge, any of its Affiliates has engaged in or intends to engage in any dealings or transactions with, or for the benefit of, any Sanctioned Person or with or in any Sanctioned Country, except in each case as permitted by the Sanctions.
(c)No Obligor or any of their respective Subsidiaries: (i) has violated any Anti-Corruption Laws, AML Laws or Sanctions at any time during the past 5 years; or (ii) has been, during the past 5 years, or is currently subject to any action or investigation by any governmental or regulatory authority in relation to an actual or alleged violation of any Anti-Corruption Laws, AML Laws, or Sanctions.
(d)Unless disclosed in writing to the Administrative Agent, to the best of each Obligor's knowledge and belief, no Relevant Person is subject to any ongoing, pending or threatened actions or investigations by any governmental or regulatory agency in relation to any Anti-Corruption Laws or AML Laws.
Section 1.22Solvency. The Borrower is Solvent.
Section 1.23Beneficial Ownership Certification. As of the Effective Date, the information included in any Beneficial Ownership Certification delivered pursuant to Section 7.1(h)(i)(B) or Section 7.2(q)(ii) is true and correct in all respects.
Article IX

COVENANTS OF THE BORROWER
The Borrower covenants and agrees with the Lenders, the Administrative Agent and the Security Trustee as follows:

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Section 1.1Financial Statements. The Borrower will deliver to the Administrative Agent and each Lender:
(a)as soon as available, and in any event within 180 days after the end of each fiscal year of the Borrower Parent (commencing with the fiscal year ended December 31, 2023), a consolidated balance sheet of the Borrower Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited and accompanied by a report and opinion of independent public accountants of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards (and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition, results of operations, shareholders' equity and cash flows of the Borrower Parent and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;
(b)upon the written request of any Lender or the Administrative Agent, the Borrower shall provide to the Administrative Agent (for delivery to all Lenders) unaudited financial statements promptly following each of its fiscal years (unless, for the avoidance of doubt, the Borrower has already provided such financial statements to the Administrative Agent (for delivery to all Lenders) pursuant to a previous request under this clause (b));
(c)promptly after the same are publicly available, copies of each annual report, proxy or financial statement or other report or communication sent to the shareholders of the Borrower Parent, and copies of all annual, regular, periodic and special reports and registration statements that the Borrower Parent may file or be required to file with the SEC or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, and not otherwise required to be delivered pursuant hereto;
(d)confirmations of any renewal of insurance (or reinsurance, if applicable) required by the Lease (including insurance (or reinsurance, if applicable) certificates and broker's reports) covering each Aircraft and copies of all notices evidencing cancellation, non- renewal, expiration, replacement or renewal of the insurances so required;
(e)promptly after the Borrower knows or has reason to believe that (x) any seizure of an Aircraft by any Governmental Authority has been effected or there has been enacted any prohibition of use of any Aircraft in the normal course of business of air transportation as a result of any law, rule, regulation, order or other action by the FAA or other Governmental Authority having jurisdiction, (y) any Event of Default has occurred or (z) any Lien has been levied on any Aircraft other than Permitted Liens, a notice describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Borrower has taken or proposes to take with respect thereto; and
(f)such other information regarding (i) the Aircraft (including, without limitation, its maintenance status) as the Administrative Agent (or any Lender acting through the Administrative Agent) may reasonably request or (ii) the financial condition, operations, business or prospects of the Borrower Parent, the Borrower, or the Lessee as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.
Documents required to be delivered pursuant to Section 9.1(a) or Section 9.1(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering,

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Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Borrower's behalf on an Internet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent).
The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents.
Section 1.2Notices. The Borrower will promptly notify the Administrative Agent and each Lender of:
(a)[***].
Each notice delivered under this Section 9.2 shall be accompanied by a statement of an appropriate officer of the Borrower setting forth the details of the occurrence requiring such notice and stating what action the Borrower has taken and proposes to take with respect thereto.
Section 1.3Litigation. [***].
Section 1.4Existence, Etc. The Borrower shall:
(a)keep in full effect its existence, rights and franchises as a limited liability company or as otherwise may be appropriate under the laws of its jurisdiction of organization or formation, as applicable (and, without limiting the foregoing, shall not change the jurisdiction of such organization or formation, as applicable) and all of its licenses, permits, governmental approvals, rights, privileges and franchises necessary in the normal conduct of its business as now conducted or presently proposed to be conducted;
(b)obtain and preserve its qualification to do business as a limited liability company or other entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the rights of the Loan Parties under this Agreement;
(c)comply with (i) the provisions of its organizational document, as applicable and (ii) the requirements of all Applicable Laws to the extent that the failure to comply therewith would, in the aggregate, have a Material Adverse Effect on the Borrower;
(d)[***];
(e)keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied;
(f)permit representatives of the Administrative Agent or the Security Trustee, during normal business hours, to examine, copy and make extracts from its books and records and permit representatives of any Lender to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent or the Security Trustee (as the case may be) subject to the terms of confidentiality set forth in Section 12.15; and
(g)deliver such other documents as the Administrative Agent may reasonably request, including any such document, or any information, as any Loan Party may reasonably request (to the extent customarily required for similar transactions and similar obligors) in order

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to satisfy the "know your customer" rules, guidelines, practices or policies observed by such Loan Party.
Section 1.5Leases. The Borrower shall:
(a)not permit any Aircraft to be leased (including subleased) to any person other than the Lessee without the prior written consent of the Security Trustee (acting on the instructions of each of the Lenders), such consent not to be unreasonably withheld or delayed, and provided always that any sublease shall comply with the conditions of the Lease relating to subleasing;
(b)procure that the expiry date of the Lease for each Aircraft is no earlier than the Maturity Date of the Loans relating to such Aircraft;
(c)not permit the state of registration to be any jurisdiction other than the United States without the prior written consent of the Security Trustee;
(d)procure that the Lessee complies with all of the provisions of the Leases relating to the operation of the Aircraft (including without limitation the provisions relating to insurance, maintenance, registration, possession and use of the Aircraft);
(e)not permit the Aircraft to be used or operated in violation of any applicable law or in any jurisdiction prohibited by applicable law;
(f)not amend, modify or terminate (or consent to any amendment, modification or termination of) any Lease without the consent of the Administrative Agent (acting at the direction of the Required Lenders), whose consent shall not be unreasonably withheld or delayed; and
(g)procure that the Lessee maintains the Aircraft in accordance with a maintenance program approved by the FAA;
provided that (i) the Borrower may not in any case terminate any Lease (whether pursuant to Section 17.4 of such Lease or otherwise) without the prior written consent of the Security Trustee (acting at the direction of the Majority Lenders, in their sole discretion); and (ii) the Borrower may, subject to receipt of the prior consent of, and subject to the conditions specified by, the Security Trustee (acting at the direction of all the Lenders), terminate the Lease of any Aircraft and re-lease such Aircraft to a new Lessee (a "Substitute Lessee"), pursuant to a lease (a "Substitute Lease") that is in form and substance satisfactory to the Security Trustee in its sole discretion in all respects including but not limited to: the new State of Registration (if a change of registration is required), the maintenance covenants and standards, insurance provision, operational covenants, rent and identity of the operator.
Section 1.6Payment of Obligations. The Borrower will, and will cause each other Obligor to, pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities, including Tax liabilities, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Obligor, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.
Section 1.7Limitation on Liens; Dispositions.
(a)The Borrower will not create, incur, assume or suffer to exist any Lien upon the Collateral except:

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(i)Liens created pursuant to the Security Documents;
(ii)Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; and
(iii)Liens permitted by any Lease (other than "Lessor Liens" as defined in such Lease).
(b)[***].
Section 1.8Protection of Collateral.
(a)The Borrower agrees that from time to time, at the expense of the Borrower, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary and as may be reasonably requested by the Security Trustee in order to perfect and protect any security interest granted or purported to be granted pursuant to the Security Documents (including, without limitation, to the extent applicable registrations of International Interests in respect of each Airframe and Engine with the International Registry), or to enable the Security Trustee to exercise and enforce its rights and remedies hereunder and under the Security Documents. The Borrower hereby authorizes, and will cause Lessee to authorize, the Security Trustee to file one or more UCC financing or continuation statements, and amendments thereto, or any similar document, with respect to all or any part of the Collateral granted by the Borrower or the Lessee without the signature of the Borrower where permitted by Applicable Law. The Borrower shall prepare and file all necessary continuation statements (or such other similar documents) in order to maintain the perfection of the Security Trustee's security interest in the Collateral (taking into account whether a Mortgage Filing for any particular item was required). Without limiting the foregoing, the Borrower will, upon the reasonable request of the Security Trustee or any Lender, take at the Borrower's own cost and expense such other reasonable action necessary or advisable to:
(i)grant more effectively the security interest in all or any portion of the Collateral;
(ii)maintain or preserve the first perfected security interest of the Security Trustee in the Collateral or carry out more effectively the purposes hereof;
(iii)perfect, publish notice of, or protect the validity of the security interest in the Collateral created by the Security Documents;
(iv)perfect the Security Trustee's interest in the applicable Aircraft and Leases under the Cape Town Convention to the extent applicable and under any international perfection standards that may be adopted after the date of this Agreement to the extent practicable and without unreasonable cost;
(v)preserve and defend its right, title and interest to the Collateral and the rights of the Security Trustee in such Collateral against the claims of all Persons (other than the Lenders or any Person claiming through any Lender); and
(vi)pay any and all fees, taxes and other charges payable in connection with any financing statements which are required to be filed with any applicable Governmental Authority pursuant to this Agreement or any other Basic Document.

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Section 1.9Inspection. The Borrower will permit (and procure that the Lessee permits) the Administrative Agent (on behalf of the Lenders) or its designated representative(s) to inspect the Aircraft. Unless an Event of Default has occurred and is continuing, such inspections shall be no more often than one inspection per Aircraft per year on a walkaround basis without opening of panels [***] in each case subject to no disruption in operation of the Lessee, including Aircraft operations, and reasonable advance notice of such inspections being given to the Borrower and the Lessee. [***]
Section 1.10Insurance. The Borrower will direct Lessee (a) to maintain insurances (i) in accordance with the related Lease with internationally recognized insurers who are in good standing in the US or London aviation insurance markets or with insurers of recognized standing in the leading primary international insurance markets who normally participate in aviation insurances, and (ii) which include an AVN67B endorsement or its US equivalent; (b) to name the Security Trustee as the sole loss payee under the hull insurance maintained under the related Lease; provided that, (i) in the event of a payment of insurance proceeds of not more than the Loss Proceeds Threshold (as defined in the related Lease), the Lessee may be paid such proceeds directly and in accordance with the terms of Schedule 6 of the related Lease unless a Material Default or an Event of Default has occurred and is continuing and (ii) if such insurance proceeds are in excess of the Loss Proceeds Threshold (as defined in the related Lease), all such proceeds shall be paid in accordance with Schedule 6 of the related Lease to the Security Trustee, as loss payee; provided, further, however, if the Security Trustee is entitled to hold any insurance proceeds otherwise payable to Lessee (or a repairer) under the related Lease due to the occurrence and continuance of a Specified Default or a Lease Event of Default under such Lease or due to the occurrence and continuance of a Material Default or an Event of Default, as applicable, then the Security Trustee shall hold such payment or collateral to secure, as applicable, Lessee's obligations under such Lease and/or the Borrower's obligation under the Basic Documents, as the case may be, and such amounts (1) if all existing and continuing Specified Defaults and Lease Events of Default under the Lease and Material Defaults and Events of Default, as applicable, are cured, the Security Trustee then shall make the relevant insurance proceeds payment to Lessee and (2) if not cured, the Security Trustee can apply such proceeds to the Lessee's obligations; (c) to name the Security Trustee, the Lenders as additional insureds under the liability insurances maintained under the related Lease; (d) to maintain hull insurance (including hull war risk insurance) at all times on an agreed value basis and in an amount [***] of the outstanding principal amount of the Loans in respect of each Aircraft and of a scope and coverage at least as comprehensive as LSW 555B (or any successor provision); (e) to maintain spares (property insurance on all Engines and Parts when not installed on the Aircraft for their full replacement value and including engine test and running risks) including war risks and allied perils; and (f) to maintain liability insurance (including liability war risk insurance) at all times in an amount not less than the greater of (i) the amount required under the related Lease and (ii) [***] with liability war risk insurance (including the FAA program, in the scope provided by AVN52E and AVN67B (or other language usual and customary in the international airline industry)) of a scope at least as comprehensive as AVN52D (or any successor provision). This liability insurance shall be maintained for a period of at least two years after the termination or expiry of the Loans under the Credit Agreement, or until the next major overhaul, whichever is shorter and will name the Loan Parties as additional insureds for such period. Deductibles and self-insurance shall be as provided in the Lease (but subject to prior approval by the Administrative Agent).
Section 1.11Citizen of the United States. The Borrower is and shall remain a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Act.
Section 1.12Cape Town Convention. The Borrower ensure that the relevant Aircraft shall have the full benefit of the Cape Town Convention in connection with such Aircraft and leased to the Lessee, including (but not limited to): (A) any matters connected with registering,

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perfecting, preserving and/or enhancing any international interest constituted by the lease of the relevant aircraft object and (B) excluding in writing the application of any non-mandatory provision of the Cape Town Convention to the extent such provision is inconsistent with the terms of the Lease, this Agreement or any other Basic Document. In this Section 9.12, the following terms have the following meanings: "international interest" has the meaning as expressed in the Cape Town Convention; "state" has the meaning as expressed in the Cape Town Convention; and "state in which Lessee is situated" shall be construed in accordance with the expression "state in which the debtor is situated in" as set out in Article 4 of the Cape Town Convention.
Section 1.13Use of Proceeds. The Borrower will, and will cause each of its Subsidiaries to, use the proceeds of the Loans to finance or refinance, as applicable, the acquisition of the Aircraft and for general corporate purposes of the Borrower and its Subsidiaries not in contravention of any law or of any Basic Document. The Borrower will not use the proceeds of any Drawing, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose.
Section 1.14Sanctions; AML Laws; Anti-Corruption Laws.
(a)The proceeds of the Loans shall not, directly or indirectly, be used, or lent, or invested, contributed or otherwise made available to any Person: (i) to fund any activities or business of or with any person, or in any country or territory, that, at the time of such funding, is the target of Sanctions; (ii) in any other manner that would result in a violation of Sanctions by any Obligor or any Loan Party (including any Person participating in the Loan); or (iii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws.
(b)No Obligor will, directly or indirectly, use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person, (i) to fund any activities or business of or with any person, or in any country or territory, that, at the time of such funding, is, a Sanctioned Person or a Sanctioned Country, or (ii) in any other manner that would result in a violation of Sanctions by any Obligor or Loan Party (including any Person participating in any Loan).
(c)Each Obligor will, and will procure that each of its respective subsidiaries and Affiliates, will comply with all Sanctions and will not, knowingly having taken due care and attention, engage in any activity that could trigger a designation under any current Sanctions in force.
(d)No Obligor will, and will procure that none of its subsidiaries or Affiliates, will: (i) own, operate, possess, use, lease, dispose of or otherwise deal with, or procure or allow the ownership, operation, possession, use, leasing, disposal of or any other dealing with, an Aircraft or part of it for any purpose which would violate or cause any Loan Party or Obligor to violate any Sanctions; (ii) cause or permit any Aircraft to be habitually based in a country or territory that is a Sanctioned Country; (iii) cause or permit any Aircraft to be flown or operated in a country or territory that is a Sanctioned Country; (iv) cause or permit any Aircraft to be registered in a Sanctioned Country or used by or for the benefit of a Sanctioned Person; or (v) cause or permit any Aircraft to be operated by a permitted sublessee whose state of incorporation and/or principal place of business is in a Sanctioned Country and/or is a target of Sanctions.

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(e)Each Obligor will take all actions necessary, or which may be reasonably required by the Administrative Agent, so as not to cause any Loan Party to violate any Sanctions.
(f)Each Obligor undertakes that it and its Subsidiaries, directors, officers, employees, Affiliates, agents and associated persons will: (i) conduct its business in compliance with all Anti-Corruption Laws and AML Laws and not engage (and has not engaged) in any activity or conduct in connection with the loan documents that would violate any Anti-Corruption Laws or AML Laws; (ii) maintain systems, controls, policies and procedures reasonably designed to promote and achieve on-going compliance with all Anti-Corruption Laws and AML Laws; and (iii) not directly or indirectly use the proceeds of any Loan for any purpose that would breach any Anti-Corruption Laws or AML Laws.
Article X

EVENTS OF DEFAULT
If one or more of the following events (herein called "Events of Default") shall occur and be continuing:
(a)any Obligor shall: (i) default in the payment of any principal of, interest on, or Breakage Loss in relation to any Loan when and as the same shall become due and payable and such default shall continue unremedied for a period [***] after the same shall become due; or (ii) default in the payment of any other amount payable hereunder or under the other Basic Documents and such default shall continue unremedied for a [***] after written notice of such non-payment or demand for such payment; or
(b)any Obligor shall fail to comply with [***]; or
(c)any representation, warranty or certification made or deemed made by any Obligor pursuant to [***].21 shall prove to have been incorrect in any material respect as of the time made or deemed to be made; or
(d)any representation, warranty or certification made or deemed made herein or in any other Basic Document (or in any modification or supplement hereto or thereto) by any Obligor, or in any certificate furnished to any Loan Party pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect and such incorrectness shall remain material and uncured for a period [***]; or
(e)the Borrower or any other Obligor shall fail to perform in any material respect any other covenant or condition under any Basic Document to which it is a party and such failure to perform, if curable, shall continue unremedied [***]; provided that, if such failure is not likely to have a materially adverse effect on the value of the Aircraft and the Obligors are diligently proceeding to cure such failure, no Event of Default shall exist [***]; or
(f)the Borrower Parent or Lessee shall default in the payment of any amount due under the Allegiant Guarantee Agreement or the Lessee Guarantee Agreement and such default shall continue unremedied for a period [***] after a demand for such payment has been made; or
(g)any Obligor shall admit in writing its inability or fail generally to pay its debts as they become due; or
(h)any Obligor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator (or similar official)

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of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code or the bankruptcy laws of any other relevant jurisdiction, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or the bankruptcy laws of any other relevant jurisdiction or (vi) in the case of the Borrower or the Borrower Parent, take any corporate action for the purpose of effecting any of the foregoing; or
(i)a proceeding or case shall be commenced, without the application or consent of any Obligor, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator (or similar official) of such Obligor or of all or any substantial part of its Property, or (iii) similar relief in respect of such Obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of [***]; or an order for relief against such Obligor shall be entered in an involuntary case under the Bankruptcy Code or the bankruptcy laws of any other relevant jurisdiction; or
(j)[***]; or
(k)an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of any Obligor under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount that could reasonably be expected to have a Material Adverse Effect; or
(l)except for expiration (or release) in accordance with its terms, any of the Security Documents shall be terminated or shall cease to be in full force and effect, or shall fail to constitute a first priority (excluding Permitted Liens that are prior under Applicable Law) and perfected Lien on the related Collateral, for whatever reason and, if such condition can be remedied within [***] and Borrower is diligently proceeding to effect such remedy, such default shall continue unremedied for [***] from and after the Borrower receives written notice thereof from the Administrative Agent; or
(m)a Change of Control shall occur; or
(n)the Borrower shall fail to maintain insurance on the Aircraft in accordance with the Basic Documents; or
(o)[***]; or
(p)[***]; or
(q)the Allegiant Guarantee Agreement, the Lessee Guarantee Agreement or any Lease ceases to be in full force and effect; or
(r)any Obligor repudiates a Basic Document; or
(s)the Lessee ceases to hold a valid air carrier [***]; or

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(t)any material provision of any Basic Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations, ceases to be in full force and effect; or any Obligor contests in writing the validity or enforceability of any provision of any Basic Document; or any Obligor denies in writing that it has any or further liability or obligation under any Basic Document, or purports in writing to revoke, terminate or rescind any Basic Document;
THEREUPON: subject to the terms of the Agreement Among Lenders, ([***]

The Agents and the Lenders
Section 1.1Appointment, Powers and Immunities.
(a)Each Lender hereby irrevocably appoints and authorizes BNP Paribas, and BNP Paribas hereby accepts such appointment, to act as its agent hereunder and under the other Basic Documents with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement, of the other Basic Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.5 and the first sentence of Section 11.6 shall include reference to its Affiliates and its own and its Affiliates' officers, directors, employees and agents): (i) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Basic Documents, and shall not by reason of this Agreement or any other Basic Document be a trustee or fiduciary for any Lender; (ii) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Basic Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (iii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document except to the extent requested by the Required Lenders; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder, under any other Basic Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Information contained in reports and other publicly available information shall not constitute actual or constructive notice of such information contained therein in respect of the Administrative Agent. No provision of this Agreement or any other Basic Document shall be deemed to impose any duty on the Administrative Agent to take any action if such action is contrary to the terms hereof or is contrary to law. In no event shall the Administrative Agent be liable for the acts or omissions of any Obligor, Lender, the Security Trustee or any other Person. The Administrative Agent may deem and treat the payee of any Loan as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been provided to the Administrative Agent, together with the consent of the Borrower to such assignment or transfer (to the extent provided in Section 12.7(b)).
(b)Each Lender hereby irrevocably appoints and authorizes Bank of Utah, and Bank of Utah hereby accepts such appointment, to act as its security trustee hereunder and under the other Basic Documents with such powers as are specifically delegated to the Security Trustee by the terms of this Agreement, of the other Basic Documents, together with such other powers as are reasonably incidental thereto. The Security Trustee (which term as used in this sentence and in Section 11.5 and the first sentence of Section 11.6 shall include reference to its

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Affiliates and its own and its Affiliates' officers, directors, employees and agents): (i) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Basic Documents; (ii) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Basic Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (iii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document except to the extent requested by the Required Lenders; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder, under any other Basic Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final and non-appealable judgment. The Security Trustee may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Information contained in reports and other publicly available information shall not constitute actual or constructive notice of such information contained therein in respect of the Security Trustee. No provision of this Agreement or any other Basic Document shall be deemed to impose any duty on the Security Trustee to take any action if such action would expose it to personal liability, is contrary to the terms hereof or is contrary to law. In no event shall the Security Trustee be liable for the acts or omissions of any Obligor, Lender, the Administrative Agent or any other Person. The Security Trustee may deem and treat the payee of any Loan as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been provided to the Administrative Agent and the Security Trustee, together with the consent of the Borrower to such assignment or transfer (to the extent provided in Section 12.7(b)).
(c)Each Lender agrees that in any Insolvency Proceeding in respect of any Obligor, only the Administrative Agent (acting on the instructions of the Lenders in accordance with this Agreement and the Agreement Among Lenders) shall be entitled to vote on any plan of reorganization, file any proofs of claim and receive any distributions.
Section 1.2Reliance by Agents. Each Agent shall be entitled to request and to rely, and shall be protected in acting or refraining from acting, upon any certification, notice or other communication (including any thereof by telephone, fax or email) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by this Agreement or any other Basic Document, each Agent shall in all cases be fully protected in refraining from acting hereunder and thereunder if has not received advice or concurrence of, or direction from, the Required Lenders (or, if specified in the applicable Basic Document, in accordance with the instructions given by all Lenders or any other instructing group of Lenders specified by the applicable Basic Document) as it deems appropriate or it shall have been indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it as a result of taking or continuing to take any such action. As to any matters not expressly provided for by this Agreement or any other Basic Document, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders (or, if specified in the applicable Basic Document, in accordance with the instructions given by all Lenders or any other instructing group of Lenders specified by the applicable Basic Document), and such instructions of the Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

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Section 1.3Defaults. No Agent shall be deemed to have knowledge or notice of the occurrence of a Default or Event of Default (other than, in the case of the Administrative Agent, a Default of the type specified in Article X(a)(i)) unless an officer of such Agent has received notice from a Lender or the Borrower specifying such Default or Event of Default and stated that such notice is a "Notice of Default". In the event that any Agent receives such a notice of the occurrence of a Default or Event of Default, such Agent shall give prompt notice thereof to the Lenders (and the Administrative Agent shall give each Lender prompt notice of each Default of the type specified in Article X(a)(i)). Each Agent shall (subject to Section 11.7) take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided that, unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders except to the extent that any Basic Document expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders. The Administrative Agent shall deliver to the Lenders a copy of any written declaration made pursuant to the last paragraph of Article X.
Section 1.4Rights as a Lender. The Person serving as any Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as any Agent hereunder in its individual capacity. Such Person and its branches and Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, any Obligor or Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.
Section 1.5Indemnification. The Lenders agree to indemnify each Agent (to the extent not reimbursed by the Borrower hereunder, but without limiting the obligations of the Borrower to so reimburse the Agents), ratably in accordance with the aggregate principal amount of their respective Loans outstanding, or if no Loans are outstanding, ratably in accordance with their respective Credit Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent (including by any Lender) in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrower is obligated to pay under Section 12.4 but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified, as determined by a court of competent jurisdiction by final and non-appealable judgment.
Section 1.6Non-Reliance on Agents and Other Lenders. Each Lender agrees that it has, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower Parent and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Basic Documents. No Agent shall be required to keep itself informed as to the performance or observance by any Obligor of this Agreement, any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the

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Borrower Parent or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by an Agent under this Agreement or the other Basic Documents, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of any Obligor (or any of its Affiliates) which may come into the possession of such Agent.
Section 1.7Failure to Act. Except for action expressly required of any Agent hereunder and under the other Basic Documents, such Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.5 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.
Section 1.8Resignation or Removal of an Agent. Subject to the appointment and acceptance of a successor Agent as provided below, (i) each Agent may resign at any time and (ii) the Required Lenders may remove any Agent by giving notice thereof to such Agent, the Lenders and the Borrower. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent and/or Security Trustee, provided that such successor Security Trustee or successor Administrative Agent is reasonably satisfactory to the Borrower (the Borrower's confirmation of satisfaction not to be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the relevant Agent (the "Notice Date"), then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent, provided that such successor Agent is reasonably satisfactory to the Borrower (the Borrower's confirmation of satisfaction not to be unreasonably withheld or delayed). Any successor Agent shall be (i) a Lender or (ii) if no Lender has accepted such appointment within 30 days after the Notice Date, a bank which has an office in the United States, with a combined capital and surplus of at least [***]. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the relevant retiring or removed Agent, and the relevant retiring or removed Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation or removal hereunder as Security Trustee or Administrative Agent (as the case may be), the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Security Trustee or Administrative Agent (as the case may be). The retiring Agent shall, at the pro rata cost of the Lenders, make available to the successor Agent such documents and records relating to its function as Administrative Agent or Security Trustee (as the case may be) under the Basic Documents and provide such assistance as the successor Agent may reasonably request for the purposes of transitioning its functions as Administrative Agent or Security Trustee (as the case may be) under the Basic Documents.
Section 1.9Amendments under Basic Documents. Except as otherwise provided in Section 12.5, and subject to the Agreement Among Lenders, as between the Lenders and the Agents, no Agent may agree to any modification, supplement, waiver or amendment under any of the Basic Documents or (except as provided herein or in the Security Documents) cause the Security Trustee to release any collateral or otherwise terminate any Lien under any Basic Document providing for collateral security, or agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Basic Document), except that the Agents are hereby authorized, (i) to release any Lien covering Property which is the subject of a disposition of Property permitted hereunder or to which all the Lenders have consented; (ii) to the extent

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otherwise provided herein or in any other Basic Document; and (iii) in connection with any action required of any Agent thereunder (e.g., release of Liens on an Engine substitution).
Section 1.10Covenants of the Security Trustee. The Security Trustee agrees and covenants as to itself that, unless, in each case, an Event of Default shall have occurred and be continuing, it will not take, and it will not permit any Person lawfully claiming through or under it to take, any action inconsistent with Lessee's rights under a Lease or any other Basic Document to which Lessee is a party, or otherwise through its own actions or failure to observe its obligations hereunder or under any other Basic Document in any way interfere with or interrupt the quiet enjoyment of the use, operation and possession of any Aircraft, any Airframe or any Engine by Lessee or any permitted sublessee under any sublease then in effect and permitted by the terms of a Lease.
Article XI

MISCELLANEOUS.
Section 1.1Waiver. No failure on the part of any Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Basic Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Basic Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in the other Basic Documents are cumulative and not exclusive of any remedies provided by law.
Section 1.2Notices. All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by e-mail), delivered to the intended recipient at the "Address for Notices" specified in Schedule I, in any Loan/Commitment Assignment Agreement or, as to any party, at such other address as shall be designated by such party by notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by e-mail or personally delivered or, in the case of a notice sent by commercial courier or by hand, upon receipt, in each case given or addressed as aforesaid.
Section 1.3Platform. The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the other Lenders by posting the Communications on the Platform. The Platform is provided "as is" and "as available." The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the "Agent Parties") have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower's or the Administrative Agent's transmission of communications through the Platform. "Communications" shall mean, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Basic Document or the transactions contemplated therein that is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section 12.3, including through the Platform.

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Section 1.4Expenses; Indemnity; Damage Waiver.
(a)Costs and Expenses. The Borrower (or, in the case of (i)(A) below, the Borrower Parent) agrees to pay or reimburse Loan Parties for paying: (i) all fees, costs and expenses of the Loan Parties reasonably incurred by them in connection with [***]; (ii) all costs and expenses of the Administrative Agent, the Security Trustee and the Lenders (including, without limitation, legal fees) in connection with (A) any Event of Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "workout" of the Borrower, the Borrower Parent or any other Obligor (whether or not consummated), or the renegotiation or restructuring of the obligations of the Borrower hereunder and (B) the enforcement of this Section 12.4; (iii) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Basic Document or any other document referred to therein. The Borrower agrees to pay all costs, expenses and other charges in respect of the upfront and ongoing fees and expenses of the Administrative Agent and the Security Trustee as separately agreed. Any amount owed by the Borrower under this Section shall be paid by it promptly after it has received an invoice or other document evidencing that an amount is due hereunder.
(b)Indemnification by the Borrower. The Borrower agrees to indemnify the Administrative Agent, the Security Trustee and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by any third party or any Obligor arising out of, in connection with, or as a result of [***].
(c)Waiver of Consequential Damages, Etc. To the extent permitted by Applicable Law, no Obligor shall assert, and the Borrower hereby waives on behalf of itself and each Obligor, any claim against the Administrative Agent, the Security Trustee and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called a "Protected Person"), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated hereby, any Loan or the use of the proceeds thereof. No Protected Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Basic Documents or the transactions contemplated hereby or thereby.
(d)Payments. All amounts due under this Section 12.4 shall be payable promptly after written demand therefor.
Section 1.5Amendments, Etc. Except as otherwise expressly set forth in this Agreement (including Section 3.2(e) and Section 3.4), and subject to the Agreement Among Lenders, no amendment or waiver of any provision of this Agreement or any other Basic Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing executed by the Borrower and the Required Lenders, and acknowledged by the Administrative Agent, or by the Borrower and the Administrative Agent with the consent of the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:
[***]

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provided, further, that no such amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties hereunder or under any other Basic Document of any Agent, unless in writing executed by such Agent, in each case in addition to the Borrower, the Administrative Agent and the Lenders required above.
Section 1.6Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and permitted transferees.
Section 1.7Assignments and Participations.
(a)The Borrower may not assign any of its rights or obligations hereunder without the prior written consent of all of the Lenders, the Administrative Agent and the Security Trustee (and any other attempted assignment or transfer by any party hereto shall be null and void) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 12.7(b), (ii) by way of participation in accordance with the provisions of Section 12.7(c), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 12.7(d). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 12.7(c) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Each Lender may assign or transfer its share of the Loans and its Credit Commitments in whole or in part, without the consent of the Borrower, provided that:
[***]
Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 2.2(a) and subject to the Agreement Among Lenders, from and after the effective date specified in each Loan/Commitment Assignment Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Loan/Commitment Assignment Agreement, have the rights and obligations of a Lender under this Agreement and the other Basic Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Loan/Commitment Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Loan/Commitment Assignment Agreement covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 5.1, Section 5.2, Section 5.3 and Section 12.4 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.7(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.7(c).
(c)Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights or obligations under this Agreement (including all or a portion of its Credit Commitment or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent and Lenders shall continue to deal

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solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (iv) the sale of the participation will not result in any Obligor violating Sanctions at the time of such sale solely by reason of such Person becoming a Participant. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.4(b) with respect to any payments made by such Lender to its Participant(s).
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 5.1, Section 5.2 and Section 5.3 (subject to the requirements and limitations therein, including the requirements under Section 5.3(f) (it being understood that the documentation required under Section 5.3(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.1(e) and Section 5.3(g) as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 5.1 or Section 5.3, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and entitlements to stated interest) of each Participant's interest in the Loans or other obligations under the Basic Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans or its other obligations under any Basic Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(d)In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.7, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(e)A Lender may furnish any information concerning any Obligor in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.15.
Section 1.8Survival. The obligations of the Borrower under Sections 5.1, 5.3 and 12.4 hereof and the obligations of the Lenders under Section 11.5 hereof shall survive the repayment of the Loans and the termination of the Credit Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall survive the making of such representation and warranty, and no

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Lender shall be deemed to have waived, by reason of making any extension of credit hereunder, any Default which may arise by reason of such representation or warranty proving to have been false or misleading.
Section 1.9Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
Section 1.10Counterparts; Integration; Effectiveness. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement and the other Basic Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 7.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 1.11Electronic Execution of Basic Documents. The words "execution," "signed," "signature," and words of like import in this Agreement and the other Basic Documents, including any Loan/Commitment Assignment Agreement, shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 1.12Severability. If any provision of this Agreement or the other Basic Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Basic Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 1.13Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower, each Agent and each Lender each hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in the Borough of Manhattan, New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
Section 1.14Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING

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ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 1.15Treatment of Certain Information; Confidentiality. Each party hereto agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound practices, the terms of this Agreement and the other Basic Documents and, in the case of each Loan Party, any nonpublic information supplied to it by the Borrower, the Lessee or the Borrower Parent pursuant to, and the terms of each of this Agreement, any Security Document and any document, agreement or instrument delivered in connection with the foregoing, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any party hereto, (iii) to bank examiners, auditors or accountants, (iv) to prospective credit insurance providers so long as such providers have agreed to maintain confidentiality consistent with the foregoing, (v) to counterparties to any swap, derivative or other transaction under which payments are to be made by reference to the Agreement so long as such counterparties have agreed to maintain confidentiality consistent with the foregoing, (vi) to any Loan Party, (vii) in connection with any litigation relating to any of the Basic Documents to which any one or more of the Loan Parties is a party, (viii) to a subsidiary or Affiliate of such Lender if required to be so disclosed in accordance with the usual practice of such Lender, so long as such subsidiary or Affiliate is bound to maintain the confidentiality of such information on terms consistent with the foregoing, (ix) to the extent required to implement the terms hereof or (x) to any assignee or participant (or prospective assignee or participant) of any Lender so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender a confidentiality agreement consistent with the foregoing.
Section 1.16Obligors' Right to Deal with and Rely upon Administrative Agent. Notwithstanding anything else contained herein or any Security Document, the parties hereto agree that the Borrower shall: (a) provide to the Administrative Agent all information, notices and materials to be provided by the Borrower hereunder or thereunder, and the Administrative Agent shall distribute the same to the Lenders in accordance with the terms hereof and thereof and (b) deal with the Administrative Agent in respect of any disbursement under or any consent, waiver or amendment to or under this Agreement or any Security Document, it being understood and agreed that (i) the Borrower may contact the Lenders through the Administrative Agent, (ii) the Administrative Agent shall liaise with the Lenders with respect to gaining any necessary approval of the Required Lenders or all the Lenders, as the case may be, and (iii) unless it has knowledge to the contrary, the Borrower and each other Obligor shall be entitled to rely on any communication from the Administrative Agent that such communication has been authorized by the Required Lenders or all the Lenders, as the case may be, without the necessity for any further investigation or review by the Borrower.
Section 1.17Investment Disclosure. The parties acknowledge that shares or investments in Permitted Investments are not obligations of Bank of Utah, or any parent or Affiliate of Bank of Utah, are not deposits and are not insured by the FDIC. The Security Trustee or its Affiliate may be compensated by mutual funds or other investments comprising Permitted Investments for services rendered in its capacity as investment advisor, or other service provider, and such compensation is both described in detail in the prospectuses for such funds or investments, and is in addition to the compensation, if any, paid to Bank of Utah in its capacity as Security Trustee hereunder. The parties agree that the Security Trustee shall not be responsible for any losses or diminution in the value of the funds held by it occurring as a result of the investment of such funds in accordance with the terms hereof.

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Section 1.18Section 1110 Compliance. The parties hereto agree that the transactions contemplated by the Basic Documents and the Lease are expressly intended to be, shall be, and should be construed so as to entitle the Security Trustee to the benefits and protection of Section 1110 of the Bankruptcy Code as further set forth in Section 8.20 hereof and in the Lessee Consent.
Section 1.19PATRIOT Act. Each Lender subject to the PATRIOT Act hereby notifies the Borrower that, pursuant to the requirements of the PATRIOT Act, it may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the PATRIOT Act.
Section 1.20No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Basic Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates' understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and any Loan Party is intended to be or has been created in respect of the transactions contemplated hereby or by the other Basic Documents, irrespective of whether any Loan Party has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Loan Parties (if any) are arm's-length commercial transactions between the Borrower and its Affiliates, on the one hand, and such Loan Parties, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Basic Documents; and (b) (i) each Loan Party is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) no Loan Party has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Basic Documents; and (iii) the Loan Parties and their respective branches and Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and no Loan Party has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against any Loan Party with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
Section 1.21Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Basic Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Basic Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;

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(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Basic Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
Section 1.22Acknowledgement Regarding Any Supported QFCs. To the extent that the Basic Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Basic Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Basic Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Basic Documents were governed by the laws of the United States or a state of the United States.
(b)As used in this Section 12.22, the following terms have the following meanings:
(i)"BHC Act Affiliate" of a party shall mean an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
(ii)"Covered Entity" shall mean any of the following:
(A)a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(B)a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(C)a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

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(iii)"Default Right" shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(iv)"QFC" shall have the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
*               *               *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.
SUNRISE ASSET MANAGEMENT, LLC,
as Borrower
By: /s/: Robert Neal
Name: Robert Neal
Title: President
[SIGNATURE PAGE TO THE CREDIT AGREEMENT]

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BANK OF UTAH,
not in its individual capacity but solely as Security Trustee
By: /s/: Michael Arsenault
Name: Michael Arsenault
Title: Senior Vice President

[SIGNATURE PAGE TO THE CREDIT AGREEMENT]

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BNP PARIBAS,
as Administrative Agent
By: /s/: Tim McNally
Name: Tim McNally
Title: Vice President
By: /s/: Ashan Avais
Name: Ashan Avais
Title: Director

[SIGNATURE PAGE TO THE CREDIT AGREEMENT]

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LENDERS
BNP PARIBAS,
as a Series A Lender
By: /s/: Tim McNally
Name: Tim McNally
Title: Vice President
By: /s/: Ashan Avais
Name: Ashan Avais
Title: Director

[SIGNATURE PAGE TO THE CREDIT AGREEMENT]

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JSA INTERNATIONAL U.S. HOLDINGS, LLC
as a Series B Lender
By: /s/: Sruti Prawash
Name: Sruti Prawash
Title: EVP & GC

[SIGNATURE PAGE TO THE CREDIT AGREEMENT]

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[SIGNATURE PAGE TO THE CREDIT AGREEMENT]

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[***]
Borrower:
Sunrise Asset Management, LLC
1201 N Town Center Drive
Las Vegas, NV 89144
United States of America
[***]

Series A Lenders:
BNP Paribas
787 7th Avenue
New York, NY 10019
United States of America
[***]
Series B Lenders:
JSA International U.S. Holdings, LLC
909 Montgomery Street, Suite 500
San Francisco, CA 94133
United States of America
[***]
Administrative Agent:
BNP Paribas
787 7th Avenue
New York, NY 10019
United States of America
[***]
Security Trustee:
Bank of Utah
50 South 200 East, Suite 110
Salt Lake City, UT 84111
United States of America

24007359992-v10	Schedule II Page 1	80-41061491

Schedule I[***]

CREDIT COMMITMENTS
Series A Loans

Series A Lender	Credit Commitment	Credit Commitment Percentage
BNP Paribas	[***]	[***]

Series B Loans

Series B Lender	Credit Commitment	Credit Commitment Percentage
JSA International U.S. Holdings, LLC	[***]	[***]
[SIGNATURE PAGE TO THE CREDIT AGREEMENT]

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Schedule II

AIRCRAFT

Aircraft #	Aircraft Model	Aircraft MSN	YOM	Expected Drawdown Month	Appraised Value
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

24007359992-v10	Schedule III Page 1	80-41061491

EXHIBIT A

FORM OF LOAN SUPPLEMENT
LOAN SUPPLEMENT NO. [__]
THIS LOAN SUPPLEMENT No. [__] dated as of [_______], 20[__] (this "Loan Supplement") is entered into among Sunrise Asset Management, LLC (the "Borrower") and BNP Paribas, in its capacity as administrative agent under the Credit Agreement (in such capacity, the "Administrative Agent").
The parties hereto, together with Bank of Utah, not in its individual capacity but solely as Security Trustee, and each Person party thereto from time to time as a Lender, have, inter alios, entered into that certain Credit Agreement, dated as of September 27, 2023 (the "Credit Agreement"), as amended from time to time, pursuant to which the Lenders have agreed to make Loans to the Borrower in respect of certain Aircraft.
This Loan Supplement is supplemental to the provisions of the Credit Agreement and relates to the Loans being made to [re]finance the purchase price of that certain [___] model aircraft bearing manufacturer's serial number [___], including two [___] model Engines associated therewith bearing engine manufacturer's serial numbers [___] and [___].
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
1.    Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
2.    Loan. This Loan Supplement relates to the Series [A/B] Loan being made by the Series [A/B] Lenders in respect of the Aircraft described above, in an amount of $[______]. The Loan is a [Fixed/Floating] Rate Loan.
3.    Payment Schedule. Attached hereto as Schedule I is the repayment schedule for the principal of each Loan[ calculated on the assumption of the Term SOFR being [___]% per annum in all Interest Periods of the Loan]1. [The Fixed Rate applicable to the Loan is [___]% per annum.]2
4.    Supplement. This Loan Supplement is supplemental to the Credit Agreement and the Loan referred to herein is made in accordance with and shall be regulated by the terms and conditions of the Credit Agreement and the other Basic Documents.
5.    Miscellaneous. The provisions of Section 12.6 (Successors and Assigns), Section 12.10 (Counterparts; Integration; Effectiveness), Section 12.12 (Severability), Section 12.14 (Governing Law; Submission to Jurisdiction), Section 12.15 (Waiver of Jury Trial) and Section 12.16 (Treatment of Certain Information; Confidentiality) of the Credit Agreement are incorporated herein by reference as if the same were repeated herein in full, mutatis mutandis.
[signature page follows]

1     Omit for Fixed Rate Loans.
2     Omit for Floating Rate Loans.

24007359992-v10	Exhibit A Page 2	80-41061491

IN WITNESS WHEREOF, the parties hereto have caused this Loan Supplement to be duly executed by their respective authorized officers as of the day and year first above written.
SUNRISE ASSET MANAGEMENT, LLC,
as Borrower
By:
Name:
Title:

BNP PARIBAS,
as Administrative Agent
By:
Name:
Title:

[SIGNATURE PAGE TO THE CREDIT AGREEMENT]

24007359992-v10	80-41061491

Schedule I
to Loan Supplement
Repayment Schedule

Payment Date (falling on or about)	Principal	[Interest][3]	Debt Outstanding

3     Omit for Floating Rate Loans.

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EXHIBIT B

FORM OF NOTICE OF BORROWING
[date]
Re: Credit Agreement dated as of September 27, 2023 (the "Credit Agreement"), among, inter alios, Sunrise Asset Management, LLC, as Borrower, the lenders party thereto, as Lenders, BNP Paribas, as Administrative Agent and Bank of Utah, not in its individual capacity but solely as Security Trustee.
Dear Sirs:
Reference is made to the Credit Agreement; capitalized terms not otherwise defined herein shall have the meanings assigned to such terms therein. This is a Notice of Borrowing delivered pursuant to Section 7.2(a) of the Credit Agreement. The undersigned hereby:
1.    Notifies the Administrative Agent that it seeks a Drawing on _____, 2023 (which is a Business Day) comprising Loans with the following particulars:

Loan Amount	Loan Series	Fixed or Floating Rate	Related Aircraft
$[____]	[Series A]/[Series B]	[Fixed Rate Loan]/[Floating Rate Loan]	Airframe MSN: [___] Engine MSNs: [___] Registration mark: [___] Lessee: Allegiant Air, LLC
$[____]	[Series A]/[Series B]	[Fixed Rate Loan]/[Floating Rate Loan]	Airframe MSN: [___] Engine MSNs: [___] Registration mark: [___] Lessee: Allegiant Air, LLC

2.    Notifies the Administrative Agent that the initial Interest Period for such Drawing will end on ______________ ____, _______.

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3.    Notifies the Administrative Agent that the Drawing is to be paid [to settle any fees payable by the Borrower under any Fee Letter on the Drawing Date, with the remainder of the Drawing paid] into the following account of the Borrower:
Bank:
Account Name:
Account No.:
Routing/ABA No.:
Bank Swift No.:
4.    Notifies the Administrative Agent that the Drawing is in respect of the Aircraft specified in the table in paragraph 1 above.
5.    [***]

    [***]

24007359992-v10	Exhibit B Page 2	80-41061491

Sincerely yours,
SUNRISE ASSET MANAGEMENT, LLC
By:
Name:
Title:

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EXHIBIT C

FORM OF MORTGAGE
[attached]

24007359992-v10	Exhibit C Page 1	80-41061491

EXHIBIT D

FORM OF LESSEE CONSENT
[attached]

24007359992-v10	Exhibit D Page 1	80-41061491

EXHIBIT E

FORM OF LOAN/COMMITMENT ASSIGNMENT AGREEMENT
THIS LOAN/COMMITMENT ASSIGNMENT AGREEMENT (this "Assignment Agreement") between ________________________ (the "Assignor") and _____________ (the "Assignee") is dated as of ______________, 20______.
Reference is hereby made to that certain Credit Agreement (the "Credit Agreement"), dated as of September 27, 2023 among SUNRISE ASSET MANAGEMENT, LLC, as Borrower, the LENDERS party thereto, BNP PARIBAS, as Administrative Agent and BANK OF UTAH, not in its individual capacity but solely as Security Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
The Assignor and the Assignee hereby agree as follows:
1    Assignment. Subject to the terms and conditions of this Assignment Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, a $ _____ interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to _______% in respect of the Assignor's Series [A/B] [Loans] [Credit Commitment] (which represents _______% in respect of the aggregate Series [A/B] [Loans] [Credit Commitment]), as in effect immediately prior to the Effective Date (as hereinafter defined).
2.    Assignor's Representations and Warranties. The Assignor (i) represents and warrants that (A) it is legally authorized to enter into this Assignment Agreement, and (B) as of the date hereof, its Credit Commitment is $_______, and the aggregate outstanding principal balance of its Loans equals $_____; (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any of the other Basic Documents or any of the Aircraft Related Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Basic Documents, the Aircraft Related Agreements or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, free and clear of any claim or encumbrance; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Obligors or any of their respective Affiliates or any other Person primarily or secondarily liable in respect of their obligations under any of Basic Documents, or the performance or observance by any of the Obligors or any of their respective Affiliates or any other Person primarily or secondarily liable in respect of any of their obligations under any of the Basic Documents, or any of the Aircraft Related Agreements or any other instrument or document delivered or executed pursuant thereto.
3.    Assignee's Representations and Warranties. The Assignee (i) represents and warrants that (A) it is duly and legally authorized to enter into this Assignment Agreement, (B) the execution, delivery and performance of this Assignment Agreement does not conflict with Applicable Law or any provision of the charter or by-laws or other constitutional documents of the Assignee, or of any agreement binding on the Assignee, (C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment Agreement, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all Applicable Laws; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant to the terms of the Credit

24007359992-v10	Exhibit E Page 1	80-41061491

Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (iii) agrees that it will, independently and without reliance upon the Assignor, any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Security Trustee to take such action as administrative agent and security trustee, respectively, on its behalf and to exercise such powers under the Credit Agreement and the other Basic Documents as are delegated to the Administrative Agent and the Security Trustee, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; (v) [***] (vi) agrees to be bound by the provisions of Article XI of the Credit Agreement; (vii) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (viii) agrees to be bound by all provisions of the Credit Agreement applicable to a Lender; and (ix) [***].
4.    Effective Date. The effective date for this Assignment Agreement shall be ________________, 20______ (the "Effective Date"). Schedule II to the Credit Agreement shall be replaced by the Schedule II annexed hereto.
5.    Rights Under Credit Agreement. Upon the execution and delivery of this Assignment Agreement by the Assignor and the Assignee and acceptance of this Assignment Agreement by the Administrative Agent and delivery of an executed copy of this Assignment Agreement to the Borrower and the Administrative Agent, from and after the Effective Date, (x) the Assignee shall be a party to the Credit Agreement and, to the extent of the portion of the Series [A/B] [Loans] [Credit Commitment] of the Assignor purchased by it, have the rights of a Lender under the Credit Agreement and (y) the Assignor shall, to the extent of the portion of its Series [A/B] [Loan] [Credit Commitment] so sold, relinquish its rights under the Credit Agreement (and, in the case of an assignment agreement covering all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party to the Credit Agreement); provided, however, that the Assignor shall retain its rights to claim amounts pursuant to Sections 5.1 and 5.3 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date for a period of 90 days after the Effective Date but only to the extent such amounts would be payable to the Assignor if it remained a Lender.
6.    Payments. Upon such acceptance of this Assignment Agreement by the Administrative Agent and satisfaction of the other conditions to the Assignee becoming a party to the Credit Agreement under Section 5, the Administrative Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this Assignment Agreement directly between themselves.
7.    Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the law of the State of New York.
8.    Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

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9.    Third Party Beneficiary. The Borrower shall be a third party beneficiary of this Assignment Agreement.
10.    Notices. The address of the Assignee for purposes of Section 12.2 the Credit Agreement is:
[________________]
[________________]
[________________]
Attn: [__________]
Tel: [__________]
Fax: [__________]
unless changed in accordance with the terms thereof.
11.    Counterparts. This Assignment Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
*     *     *

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IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment Agreement to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.
[THE ASSIGNOR]
By:
Name:
Title:
[THE ASSIGNEE]
By:
Name:
Title:
ACCEPTED BY:

BNP PARIBAS, as Administrative Agent
By: Name: Title:
By: Name: Title:

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EXHIBIT F

FORM OF ALLEGIANT GUARANTEE AGREEMENT
[attached]

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EXHIBIT G

FORM OF LESSEE GUARANTEE AGREEMENT
[attached]

24007359992-v10	Exhibit G Page 1	80-41061491

EXHIBIT H-1
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among [ ], and each lender from time to time party thereto.
Pursuant to the provisions of Section 5.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) in respect of which it is providing this certificate, (ii) it is not a "bank" described in Section 881(c)(3)(A) of the Code, (iii) it is not a "10 percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]

By:_________________________________
Name:
Title:
Date: ________ __, 20[ ]

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EXHIBIT H-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among [ ], and each lender from time to time party thereto.
Pursuant to the provisions of Section 5.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a "bank" described in Section 881(c)(3)(A) of the Code, (iii) it is not a "10 percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:_________________________________
Name:
Title:
Date: ________ __, 20[ ]

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EXHIBIT H-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among [ ], and each lender from time to time party thereto.
Pursuant to the provisions of Section 5.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a "bank" extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a "10 percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:_________________________________
Name:
Title:
Date: ________ __, 20[ ]

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EXHIBIT H-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among [ ], and each lender from time to time party thereto.
Pursuant to the provisions of Section 5.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Basic Document, neither the undersigned nor any of its direct or indirect partners/members is a "bank" extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a "10 percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF LENDER]

By:_________________________________
Name:
Title:
Date: ________ __, 20[ ]

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